Exhibit 10.4

SUBLEASE

1.	PARTIES

This Sublease, dated as of March 13, 2000, is made between MyFamily.com, Inc., a Utah corporation (“MyFamily”) and ah-ha.com, Inc. (“Ah-ha”).

2.	MASTER LEASE

1.	Franklin Covey Co. is the tenant under a written lease dated October 29, 1996, (“Building II Lease”) wherein Covey Corporate Campus Two, L.L.C. (“CCC2”) leased to Franklin Covey Co. the real property located at 466 West 4800 North, in the city of Provo, State of Utah (identified in the Building II Lease as 350 West 4800 North, Provo, Utah) generally described as Riverwoods Building II (“Building II”) and more particularly described in Exhibit B to the Building II Lease. Said Building II Lease has been amended by the Amendment to Lease Agreement (Building No. 2) dated March 21,1997 (“Building II Amendment”).

2.	MyFamily is the sublessee under a written sublease dated February 18, 2000, wherein Franklin Covey Co. subleased Building II to MyFamily.

3.	Building II Lease, together with Building II Amendment and the Sublease Agreement with MyFamily, are herein collectively referred to as the “Master Lease and Sublease” and are attached hereto as Exhibit “A.”

At the time of execution the part of the Premises subject of this Sublease is the west wing of the second floor of Building II (9,000 square feet) of the real property described in Exhibit A to the Master Lease and Sublease, as well as card access for Ah-ha employees to the restroom and break facilities located in the east wing of the second floor of Building II. Effective December 1, 2002, the lease will include the north section of the east wing, including the restrooms and the “break room” located centrally in the east wing, of the second floor of Building II according to the plan shown is Exhibit B, or 45 % of the floor space of the east wing for a total leased area of 13,050 square feet.

4.	Ah-ha agrees to assume and perform all obligations of Franklin Covey Co., the lessee under the Master Lease; provided, however, that if any provision of the Master Leases conflicts with any provision of this Sublease, the provision of this Sublease shall prevail.

3.	PREMISES

MyFamily hereby subleases to Ah-ha the Premises on the terms and conditions set forth in this Sublease.

4.	WARRANTY BY MyFamily

MyFamily warrants and represents to Ah-ha that, to the best of its knowledge, the Master Lease has not been amended and that the Sublease has not been amended or modified except as expressly set forth herein, that MyFamily is not now, and as of the commencement of the Term hereof (as set forth below) will not be, in default or breach of any of the provisions of the Master Lease or Sublease, and that MyFamily has no knowledge of any claim by CCC2 or Franklin Covey Co. that Franklin Covey Co. or MyFamily is in default or breach of any of the provisions of the Master Lease or Sublease.

5.	TERM

The initial term of this Sublease (“Initial Term”) shall be for a period of approximately thirty-six (36) months, commencing on the earlier to occur of (i) the date Ah-ha occupies any portion of the Premises for the purposes of conducting its business, or (ii) May 15, 2002 (“Commencement Date”).

The Sublease Term for Ah-ha shall expire on May 14, 2005 (“Termination Date”), unless otherwise sooner terminated in “accordance with the provisions of this Sublease or if for any reason the Master Lease or Sublease are terminated. MyFamily shall deliver possession of the Premises in broom clean condition, and, upon termination, Ah-ha shall return the premises in the same condition.

Notwithstanding the above term and termination date, either party may terminate this Sublease for any reason and without stating a reason on 180 days notice to the other party.

6.	RENT

1.	Ah-ha shall pay to MyFamily as base rent (“Base Rent”), without deduction, setoff, notice or demand at 360 West 4800 North, Provo, Utah, or such other place as MyFamily shall designate from time to time by notice to Ah-ha, Base Rent in the amount of $15.00 per square foot. Subject to any adjustment in the actual square footage of the Premises mutually agreed upon, Ah-ha shall pay Base Rent in monthly installments as follows: $ 11,250.00, and after December 1, 2002, $16,312.50 per month. This Base Rent will increase by 3% on the 13 month and the 25 month of the Sublease term and again on the 37 month and the first month of any additional annual period if Ah-ha holds over into a month to month tenancy on termination of the primary term of this Sublease.

Each monthly payment shall be made in advance of the first day of each month of the Sublease Term. If the Commencement Date begins on a day other than the first day of a month, the rent for the partial months shall be prorated on a per diem basis.

It is the intent of both parties that the Base Rent herein specified is for the premises with power, light, heat and janitorial services and otherwise shall be absolutely net to MyFamily throughout the Initial Term or any Renewal Term, and that all costs, expenses and obligations relating to the Premises which may arise or become due during the Initial Term or any Renewal Term shall be paid by Ah-ha in the manner hereafter provided.

2.	Further, Ah-ha will pay to MyFamily the direct costs associated with copiers, phone equipment and T1 connections provided by MyFamily at anytime during the term of this Agreement or any holdover thereto

3.	Furnishings. Ah-ha shall pay MyFamily $1000 per month for the use of that furniture simultaneously with the payment of the base rent, with that amount increasing to $1500 on December 1, 2002.

4.	Interest and Late Charges. If Ah-ha fails to pay within ten (10) days of the date due any rent or other amount or charges which Ah-ha is obligated to pay under the terms of this Sublease, the unpaid amount shall bear interest at the rate of ten percent (10%) per annum, hi addition to interest, if any such installment is not made by Ah-ha within ten (10) days from the date it is due, Ah-ha shall pay MyFamily to partially reimburse MyFamily, for the additional cost of handling such payment, a late charge equal to five percent (5%) of such installment. Acceptance of any interest or late charge shall not constitute a waiver of Ah-ha’s default with respect to such nonpayment by Ah-ha nor prevent MyFamily from exercising any other rights or remedies available to MyFamily under this Sublease.

7.	SECURITY DEPOSIT

Ah-ha shall deposit with MyFamily upon execution of this Sublease, the sum of $11,250.00, which is prepayment of the first month’s rent, and $11,250.00 as security for Ah-ha’s faithful performance of Ah-ha’s obligations hereunder (“Security Deposit”). On December 1, 2002, Ah-ha shall deposit an additional $5062.50 as Security Deposit in relation to the additional space added to the Premises on that date. If Ah-ha fails to pay rent or other charges when due under this Sublease, or fails to perform any of its obligations hereunder, MyFamily may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount when due hereunder and unpaid, for the payment of any other sum for which MyFamily may become obligated by reason of Ah-ha’s default or breach, or for any loss or damage sustained by MyFamily as a result of Ah-ha’s default or breach. If MyFamily so uses any portion of the Security Deposit, Ah-ha shall, within ten (10) days after written demand by MyFamily, restore the Security Deposit to the full amount originally deposited, and Ah-ha’s failure to do so shall constitute a default under this Sublease. MyFamily shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event MyFamily assigns its interest in this Sublease, MyFamily shall deliver to its assignee so much of the Security Deposit as is then held by MyFamily. Provided Ah-ha is not then in default of any of its obligations hereunder, MyFamily shall apply a portion of the Security Deposit in an amount equal to Ah-ha’s obligation for the last month’s Base Rent; and within ten (10) days after the Sublease Term has expired, or Ah-ha has vacated the Premises, or any final adjustment pursuant to Subsection 6b hereof has been made, whichever shall last occur, and provided Ah-ha is not then in default of any of its obligations hereunder, so much of the Security Deposit as had not theretofore been applied by MyFamily, shall be returned to Ah-ha or to the last assignee, if any, of Ah-ha’s interest hereunder.

8.	AH-HA IMPROVEMENTS

Ah-ha agrees to sublease the Premises in “as is” condition. At the end of the term of this Sublease or any renewal thereof, Ah-ha shall remove from the Premises, at Ah-ha’s cost, all of Ah-ha’s equipment, fixtures and personal property, and repair any damage to the Premises caused by such removal.

9.	SIGNAGE

Ah-ha may, at its sole expense, install signage in the lobby of Building II on the designated directory sign provided by MyFamily.

10.	USE OF PREMISES

The Premises shall be used and occupied only for general office use, and for no other use or purpose. Ah-ha may use the Premises twenty-four (24) hours a day, seven (7) days a week.

11.	ASSIGNMENT AND SUBLETTING

Ah-ha shall not assign this Sublease or further sublet all or any part of the Premises.

12.	QUIET ENJOYMENT

Subject to the provisions of this Sublease and the Master Leases and Sublease and conditioned upon the performance of all of the provisions to be performed by Ah-ha hereunder and thereunder, MyFamily shall secure to Ah-ha during the Term the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

13.	OTHER PROVISIONS OF SUBLEASE

All applicable terms and conditions of the Master Leases and Sublease are incorporated into and made a part of this Sublease as if (i) Ah-ha were the tenant thereunder, and (ii) MyFamily were the landlord thereunder. Ah-ha assumes and agrees to perform the Tenant’s obligations under the Master Lease during the Sublease Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to CCC2 under the Master Leases shall be considered performed by Ah-ha to the extent and in the amount rent is paid to MyFamily in accordance with Section 6 of this Sublease. Ah-ha shall not commit or suffer any act or omission that will violate any of the provisions of the Master Leases. MyFamily shall exercise due diligence in attempting to cause CCC2 and/or Franklin Covey Co. to perform its obligations under the Master Leases or Sublease for the benefit of Ah-ha. If the Master Leases or Sublease terminate as a result of a default or breach by MyFamily or Ah-ha under this Sublease and/or the Master Leases, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Leases give MyFamily any right to terminate the Master Leases in the event of the partial or total damage, destruction, or condemnation of the Premises, the exercise of such right by MyFamily shall not constitute a default or breach hereunder.

14.	ATTORNEY’S FEES

If MyFamily or Ah-ha shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney’s fees.

15.	NOTICES

All notices and demands that may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by MyFamily to Ah-ha shall be sent by United States mail, postage prepaid, addressed to Ah-ha at the Premises, and to the address herein below, or to such other place as Ah-ha may from time to time designate in a notice to MyFamily. All notices and demands by Ah-ha to MyFamily shall be sent by United States mail, postage prepaid, addressed to at the address set forth herein, and to such other person or place as MyFamily may from time to time designate in a notice to Ah-ha.

To MyFamily:	MyFamily.com, Inc.
Chief Financial Officer
360 West 4800 North
Provo, Utah 84604

To Ah-ha:

Ah-ha, Inc.
Chief Financial Officer
360 West 4800 North
Provo, Utah 84604

16.	CONSENT BY LANDLORD

This Sublease shall be of no force or effect unless consented to by CCC2 as required under the terms of the Master Lease.

17.	COMPLIANCE

The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Sublease, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and the Americans with Disabilities Act.

MYFAMILY.COM, INC		AH-HA, INC.

By:	/s/ Illegible	By:	/s/ PAUL BROCKBANK

Title:	CFO	Title:	CEO

SUBLEASE

1.	PARTIES

This Sublease, dated as of February 18, 2000, is made between FRANKLIN COVEY CO., a Utah corporation (“Sublessor”), and MYFAMILY.COM, INC., a Utah corporation (“Sublessee”).

2.	MASTER LEASE

a.	Sublessor is the Tenant under a written lease dated January 1, 1996 (“Building I Lease”), wherein Covey Corporate Campus One, L.L.C. (“CCC1”) leased to Sublessor the real property located at 360 West 4800 North (identified in the Building I Lease as approximately 360 West 4800 North, and in the Amendments as 300 West 4800 North), in the city of Provo, State of Utah, generally described as Riverwoods Building I, and more particularly described in Exhibit B to the Master Lease (“Building I”). Building I Lease has been amended by the Amendment to Lease Agreement dated May 24, 1996 and the Second Amendment to Lease Agreement (Building No. 1) dated March 21, 1997 (collectively “Building I Amendments”).

b.	Sublessor is the Tenant under a written lease dated October 29, 1996 (“Building II Lease”), wherein Covey Corporate Campus Two, L.L.C. (“CCC2”) leased to Sublessor the real property located at 466 West 4800 North, in the city of Provo, State of Utah, (identified in the Building II Lease as 350 West 4800 North, Provo, Utah) generally described as Riverwoods Building II (“Building II”), and more particularly described in Exhibit B to the Building II Lease. Said Building II Lease has been amended by the Amendment to Lease Agreement (Building No. 2) dated March 21, 1997 (“Building II Amendment”).

c.	Building I Lease, together with Building I Amendments, and Building II Lease, together with Building II Amendment, are herein collectively referred to as the “Master Leases” and are attached hereto as Exhibit “A.”

d.	CCC1 and CCC2 are herein collectively referred to as “Landlord.”

e.	For purposes of this Sublease, the term “Premises” includes all of Building I and Building II and the real property more particularly described in Exhibit A to the Master Leases.

f.	Sublessee agrees to assume and perform all obligations of the Tenant under the Master Leases; provided, however, that if any provision of the Master Leases conflicts with any provision of this Sublease, the provision of this Sublease shall prevail.

3.	PREMISES

Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the Premises, consisting of approximately 119,161 gross rentable square feet, subject to adjustment upon final calculation of Sublessor’s architect (the “Premises”).

4.	WARRANTY BY SUBLESSOR

Sublessor warrants and represents to Sublessee that the Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof (as set forth below) will not be, in default or breach of any of the provisions of the Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Lease.

5.	TERM

The initial term of this Sublease (“Initial Term”) shall be for a period of approximately seven (7) years, commencing as follows:

a.	For Building II, on the earlier to occur of (i) substantial completion of the Sublessee Improvements to Building II; (ii) the date Sublessee occupies any portion of Building II for the purpose of conducting its business, or (iii) April 1, 2000 (“Building II Commencement Date”).

b.	For Building I, on the earlier to occur of (i) substantial completion of the Sublessee Improvements to Building I; (ii) the date Sublessee occupies any portion of Building I for the purpose of conducting its business, or (iii) June 1, 2000 (“Building I Commencement Date”).

The Initial Term (for both Building I and Building II) shall expire on May 31, 2007 (“Termination Date”), unless otherwise sooner terminated in accordance with the provisions of this Sublease or if for any reason the Master Leases are terminated. In the event the Initial Term commences prior to April 1, 2000 for Building II, and prior to June 1, 2000 for Building I, Sublessor and Sublessee shall execute a memorandum setting forth the actual dates of commencement of the Initial Term. Sublessor shall deliver possession of the Premises (“Possession”) in broom clean condition; provided that Sublessor shall clean all carpets prior to delivery of Possession.

Notwithstanding the foregoing, on or after February 20, 2000, Sublessee may enter upon Building II, and on or after May 15, 2000, Sublessee may enter upon Building I, for the purpose of constructing Sublessee’s Improvements, subject to Sublessee’s observance and performance of all of the obligations contained in this Sublease (excluding the payment of Base Rent).

6.	OPTION TO RENEW

Subject to earlier termination of the Master Leases as provided in Paragraph 5, above, Sublessee shall have the option to renew this Sublease as follows:

a.	Provided Sublessee is not then in default under this Sublease, Sublessee shall have the option to renew this Sublease for one (1) additional term (“lst Renewal Term”) for a period commencing April 1, 2007, and ending December 31, 2009 (1st Option to Renew). Sublessee shall exercise the 1st Option to Renew by giving written notice to Sublessor no later than ninety (90) days prior to the Termination Date.

b.	Provided Sublessor has exercised its options to renew the Master Leases, as provided therein, and provided further that Sublessee is not then in default under this Sublease, Sublessee shall have the option to renew this Sublease for one (1) additional term (“2nd Renewal Term”) for a period commencing January 1, 2009, and ending March 31, 2013 (“2nd Option to Renew”). Sublessee shall exercise the 2nd Option to Renew by giving written notice to Sublessor no later than September 1, 2009.

c.	Base Rent for any Renewal Term shall increase three percent (3%) annually over the preceding lease year’s Base Rent.

7.	RENT

a.	Base Rent. Sublessee shall pay to Sublessor as base rent (“Base Rent”), without deduction, setoff, notice or demand, at 2200 West Parkway Boulevard, Salt Lake City, Utah, 84119, Attn: Mike Fitch, or at such other place as Sublessor shall designate from time to time by notice to Sublessee, Base Rent in the amount of $14.85 per square foot with 3% annual increases. Subject to any adjustment in the actual square footage of the Premises as determined by Sublessor’s architects, as provided for in Section 3, above, Sublessee shall pay Base Rent in monthly installments as follows:

For the Period of:	Minimum Monthly Base Rent:
Building II Commencement Date through Building I Commencement Date:	$77,858.55
Building I Commencement Date through March 31, 2001	$147,461.74
April 1, 2001 through March 31, 2002	$151,885.59
April 1, 2002 through March 31, 2003	$156,442.12
April 1, 2003 through March 31, 2004	$161,135.38
April 1, 2004 through March 31, 2005	$165,969.44
April 1, 2005 through March 31, 2006	$170,948.52
April 1, 2006 through March 31, 2007	$176,076.98

Each monthly payment shall be made in advance on the first day of each month of the Initial Term. If the Building II Commencement Date or the Building I Commencement Date begin on a day other that the first day of a month, the rent for the partial months shall be prorated on a per diem basis.

It is the intent of both parties that the Base Rent herein specified shall be absolutely net to Sublessor throughout the Initial Term or any Renewal Term, and that all costs, expenses and obligations relating to the Premises which may arise or become due during the Initial Term or any Renewal Term shall be paid by Sublessee in the manner hereafter provided.

b.	Direct Costs. Sublessee shall pay to Sublessor as additional rent 100% of the amounts payable by Sublessor for Direct Costs incurred during the Term. Such additional rent shall be payable as and when Direct Costs are payable by Sublessor to Landlord. The Master Leases provide for the payment by Sublessor of Direct Costs on the basis of an estimate thereof. Any adjustments between estimated and actual Direct Costs shall be made pursuant to the provisions of the Master Leases. If any such adjustments shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 7b shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Direct Costs during the Term.

c.	Interest and Late Charges. If Sublessee fails to pay within ten (10) days of the date due any rent or other amount or charges which Sublessee is obligated to pay under the terms of this Sublease, the unpaid amount shall bear interest at the rate of ten (10%) per annum. In addition to interest, if any such installment is not made by Sublessee within ten (10) days from the date it is due, Sublessee shall pay Sublessor to partially reimburse Sublessor for the additional cost of handling such payment a late charge equal to five percent (5%) of such installment. Acceptance of any interest or late charge shall not constitute a waiver of Sublessee’s default with respect to such nonpayment by Sublessee nor prevent Sublessor from exercising any other rights or remedies available to Sublessor under this Sublease.

8.	SECURITY DEPOSIT

Sublessee shall deposit with Sublessor upon execution of this Sublease, the sum of $294,923.46, which consists of $147,461.73 prepayment of rent and $147,461.73 as security for Sublessee’s faithful performance of Sublessee’s obligations hereunder (“Security Deposit”). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount when due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee’s default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee’s default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee’s failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Provided Sublessee is not then in default of any of its obligations hereunder, Sublessor shall apply a portion of the Security Deposit in an amount equal to Sublessee’s obligation for the last month’s Base Rent and any additional rent occurring during the Initial Term or any Renewal Term; and within ten (10) days after the Initial Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 7b hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, so much of the Security Deposit as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee’s interest hereunder.

9.	SUBLESSEE IMPROVEMENTS

Sublessee agrees to sublease the Premises in “as is” condition. Sublessor shall reimburse Sublessee for Sublessee’s actual costs incurred in making improvements to the Premises, not to exceed $3.00 per rentable square foot, as determined by Landlord’s architect pursuant to Paragraph 3, above (“Sublessee Improvements”). Upon completion of Sublessee Improvements, Sublessee shall submit to Sublessor (i) a written statement, certified by an officer of Sublessee setting forth the actual expenses incurred in completing Sublessee Improvements, together with copies of all applicable invoices, and (ii) copies of releases of lien from all suppliers of materials or services used in making Sublessee Improvements. Within 30 days of Sublessor’s receipt of all necessary documentation, Sublessor shall pay to Sublessee an amount equal to the actual costs incurred in making Sublessee Improvements, not to exceed $3.00 per rentable square foot, or at Sublessor’s option, credit said amount to Sublessee as an equivalent amount of free rent. Upon execution of this Sublease, Sublessee shall provide to Sublessor written plans and specifications for all Sublessee Improvements. Sublessor shall immediately submit said plans and specifications to the Landlord for approval. Landlord shall approve or request modifications to the plans and specifications within three (3) days of its receipt of the same. Sublessee shall not cause any Sublessee Improvements to be made to the Premises until written approval of the plans and specifications is received from Landlord under the Lease. All Sublessee Improvements and other improvements by Sublessee to the Premises shall conform to all applicable governmental ordinances and regulations, including but not limited to required permits and approvals, and shall become part of the realty upon installation thereof. At the end of the Term or any renewal thereof, Sublessee shall remove from the Premises, at Sublessee’s cost, all of Sublessee’s equipment, fixtures and personal property, and repair any damage to the Premises caused by such removal.

10.	SIGNAGE

Sublessee may, at its sole expense, install signage upon the Premises pursuant to the terms of the Master Leases and upon obtaining necessary approvals from Riverwoods Research and Business Park Owners Association and the proper governmental authorities in Utah County, State of Utah.

11.	USE OF PREMISES

The Premises shall be used and occupied only for general office use, and for no other use or purpose. Sublessee may use the Premises twenty-four (24) hours a day, seven (7) days a week.

12.	FURNITURE AND EQUIPMENT

Sublessee shall have the right, exercisable by giving written notice to Sublessor not later than February 20, 2000, to purchase all or a portion of the furniture and equipment described in the attached Exhibit B, at the prices set forth on Exhibit B. All furniture and equipment currently located on the Premises that is not listed on Exhibit B or that Sublessee elects not to purchase shall be removed by Sublessor and Sublessor shall repair any damage to the Premises caused by such removal.

13.	CONDITION OF PREMISES

Notwithstanding the provisions of Paragraph 12, above, Sublessor shall not remove the UPS systems, existing cabling, wiring and security systems installed upon the Premises, and Sublessee shall have the right to use said UPS systems, the existing cabling, wiring and security systems as Sublessee reasonably determines is necessary for the conduct of its business from the Premises. Further, Sublessor shall cause to remain on the Premises for

Sublessee’s use the existing common area reception furniture, executive conference table and common area murals.

14.	ASSIGNMENT AND SUBLETTING

Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of the Sublessor (and the consent of Landlord, if such is required under the terms of the Lease). Sublessor will not unreasonably withhold permission to sublet space to a mutually agreed subtenant.

15.	QUIET ENJOYMENT

Subject to the provisions of this Sublease and the Master Leases and conditioned upon performance of all of the provisions to be performed by Sublessee hereunder and thereunder, Sublessor and Landlord shall secure to Sublessee during the Term the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

16.	OTHER PROVISIONS OF SUBLEASE

All applicable terms and conditions of the Master Leases are incorporated into and made a part of this Sublease as if (i) Sublessee were the tenant thereunder and (ii) Sublessor were the landlord thereunder. Sublessee assumes and agrees to perform the Tenant’s obligations under the Master Leases during the Initial Term or any Renewal Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Landlord under the Master Leases shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 7 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Leases. Sublessor shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Leases for the benefit of Sublessee. If the Master Leases terminate as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Leases, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Leases give Sublessor any right to terminate the Master Leases in the event of the partial or total damage, destruction, or condemnation of the Premises, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

17.	ATTORNEY’S FEES

If Sublessor or Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney’s fees.

18.	NOTICES

All notices and demands that may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address herein below, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

To Sublessor:	Franklin Covey Co. 2200 West Parkway Boulevard Salt Lake City, Utah 84119 Attn: Val John Christensen Executive Vice President/General Counsel

To Sublessee:	MyFamily.com, Inc. 360 West 4800 North Provo, Utah 84604 Attn: Peter W. Clark, Chief Financial Officer

19.	CONSENT BY LANDLORD

This Sublease shall be of no force or effect unless consented to by Landlord as required under the terms of the Master Leases.

20.	COMPLIANCE

The parties hereto agree to comply with all applicable federal, state, and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and the Americans with Disabilities Act.

Sublessor: FRANKLIN COVEY CO.		Sublessee: MYFAMILY.COM, INC.

By	/s/ VAL JOHN CHRISTENSEN	By	/s/ Illegible

Title	Exec. Vice Pres.	Title	VP AND TREASURER
Date:	3/2/00	Date	2/18/00

LANDLORD’S CONSENT TO SUBLEASE

The undersigned landlord (“Landlord”) under the Building I Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Building I Lease concerning further assignment or subletting. Landlord certifies that, as of the date of Landlord’s execution hereof, Sublessor is not in default or breach of any of the provisions of the Building I Lease, and that the Building I Lease has not been amended or modified except as expressly set forth in the foregoing Sublease. Landlord shall enter into a separate non-disturbance agreement in favor of Sublessee in the event the Building I Lease is terminated for any reason prior to the end of the Initial Term or any Renewal Term thereof.

COVEY CORPORATE CAMPUS ONE, L.L.C.

By	/s/ Illegible

Title	Manager
Date	3/02/00

The undersigned landlord (“Landlord”) under the Building II Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Building II Lease concerning further assignment or subletting. Landlord certifies that, as of the date of Landlord’s execution hereof, Sublessor is not in default or breach of any of the provisions of the Building II Lease, and that the Building II Lease has not been amended or modified except as expressly set forth in the foregoing Sublease. Landlord shall enter into a separate non-disturbance agreement in favor of Sublessee in the event the Building II Lease is terminated for any reason prior to the end of the Initial Term or any Renewal Term thereof.

COVEY CORPORATE CAMPUS TWO, L.L.C.

By	/s/ Illegible

Title	Manager
Date	3/02/00

LEASE AGREEMENT

LANDLORD:	COVEY CORPORATE CAMPUS TWO, L.L.C.

TENANT:	COVEY LEADERSHIP CENTER, INC.

The Boyer Company

i

DESCRIPTION	PAGE

SIGNATURES	22

NOTARIES	23 &24

RIDER	Yes ☒	No ☐
GUARANTY	Yes ☐	No ☐

EXHIBIT “A”	DESCRIPTION OF REAL PROPERTY
EXHIBIT “B”	FLOORPLAN OF LEASED PREMISES
EXHIBIT “C	WORK LETTER-CONSTRUCTION AND/OR FINISH OF IMPROVEMENTS TO LEASED PREMISES
EXHIBIT “D”	ACKNOWLEDGMENT OF COMMENCEMENT DATE & ESTOPPEL CERTIFICATE
EXHIBIT “E”	COST TO CONSTRUCT LEASED PREMISES

LEASE AGREEMENT

COVEY LEADERSHIP OFFICE BUILDING II

THIS LEASE AGREEMENT (the “Lease”) is made and entered into as of this 29th day of October, 1996 by and between COVEY CORPORATE CAMPUS TWO, L.L.C. (the “Landlord”), and COVEY LEADERSHIP CENTER Franklin Covey, INC. (the “Tenant”). THE BOYER COMPANY, L. C. (the “Property Manager”) is also a party to this Lease for the limited purpose of providing the property management services described herein.

For and in consideration of the rental to be paid by tenant and of the covenants and agreements herein set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Leased Premises (as hereafter defined), at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

I.	PREMISES

1.1 Description of Premises. Landlord does hereby demise, lease and let unto Tenant, and Tenant does hereby take and receive from Landlord the following:

(a) That certain floor area containing approximately 62,916 gross rentable square feet (the “Leased Premises”), on Floors One, Two and Three (includes 4,719 square feet in the basement) of the three-story office building (the “Building”) being constructed at approximately 350 West 4800 North, Provo, Utah, on the real property (the “Property”) described on Exhibit “A” attached hereto and by this reference incorporated herein. The space occupied by Tenant consists of the entire Building, as set forth on Exhibit “B” which is attached hereto and by this reference incorporated herein.

(b) Such non-exclusive rights-of-way, easements and similar rights with respect to the Building and Property as may be reasonably necessary for access to and egress from, the Leased Premises.

(c) The exclusive right to use those areas designated and suitable for vehicular parking, including the exclusive right to the use of Two Hundred Fifty- one (251) parking stalls.

1.2 Work of Improvement. The obligation of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Leased Premises for occupancy are described in detail on Exhibit “C”. Landlord and Tenant shall expend all funds and do all acts required of them as described on Exhibit “C” and shall perform or have the work performed promptly and diligently in a first class and workmanlike manner.

1.3 Construction of Shell Building. Landlord shall, at its own cost and expense, construct and complete a three story 62,916 gross rentable square foot building and cause all of the construction which is to be performed by it in completing the Building and performing its work as set forth on Exhibit “C”, to be substantially completed as evidenced by a Certificate of Occupancy, and the Leased Premises ready for Tenant to install its fixtures and equipment and to perform its other work as described on Exhibit “C” as soon as reasonably possible, but in no event later than July 1,1997 (Target Date”). In the event that Landlord’s construction of obligation has not been fulfilled upon the expiration of the “Target Date”, Tenant shall have the right to exercise any right or remedy available to it under this Lease, including the right to terminate this Lease and the right to charge Landlord and cause Landlord to pay any increased costs associated with Tenant’s current leases due to holding over in such space or moving to temporary space; provided that under no circumstances shall Landlord be liable to Tenant resulting from delay in construction covered by circumstances beyond Landlord’s direct control.

II.	TERM

2.1 Length of Term. The term of this Lease shall be for a period of twenty (20) plus the partial calendar month, if any, occurring after the Commencement Date (as hereinafter defined) if the Commencement Date occurs other than on the first day of a calendar month.

2.2 Commencement Date; Obligation to Pay Rent. The term of this Lease and Tenant’s obligation to pay rent hereunder shall commence on the first to occur of the following dates (“Commencement Date”): (Projected to be July 1,1997)

(a) The date Tenant occupies the Premises and conducts business.

(b) The date fifteen (15) days after the Landlord, or Landlord’s supervising contractor, notified Tenant in writing that Landlord’s construction obligations respecting the Leased Premises have been fulfilled and/or that the Leased Premises are ready for occupancy and/or performance of Tenant’s work. Such notice shall be accompanied by an occupancy permit and a certificate from the Building Architect stating that remaining punchlist items can be completed within fifteen (15) days and will not materially interfere with Tenant’s business. Prior to Commencement Date, it is contemplated that Tenant shall be able to perform its construction obligation as per Exhibit C II(H).

2.3 Construction of Leased Premises. Landlord shall provide a budget prior to the commencement of construction of the Leased Premises (see Exhibit “E”). Landlord shall itemize each part of the construction and its associated estimated cost. Landlord shall pay an amount equal to $1,099,010 or $22.00 per usable square foot (on 49,955 usable square feet excluding the basement space of 4,719 square feet) of the cost listed (excluding cost to construct Shell Building) and Tenant shall be obligated for the remaining costs shown on Exhibit “E”. Landlord shall not be obligated to pay for any increase in the actual cost of construction over and above the construction costs shown on Exhibit “E”. Any special decorator items, equipment, furniture or furnishings not designated on Exhibit “E”, as well as changes initiated by the Tenant to the Leased Premises, shall be the sole cost of Tenant and shall include the defined extras on Exhibit “E.”

2.4 Renewal Option. If this Lease then remains in full force and effect, Tenant shall have the option to renew this Lease for two five year options commencing on the expiration date. Each option must be exercised by written notice to Landlord one hundred and eighty (180) days before the expiration of the previous term and once exercised is irrevocable. Base rent during each renewal term shall be determined pursuant to Section 3.1 below.

2.5 Acknowledgment of Commencement Date. Landlord and Tenant shall execute a written acknowledgment of the commencement Date in the form attached hereto as Exhibit “D”.

III.	BASIC RENTAL PAYMENTS

3.1 Basic Annual Rent. Tenant agrees to pay to Landlord as basic annual rent (the “Basic Annual Rent”) at such place as Landlord may designate, without prior demand therefore and without any deduction or set off whatsoever, the sum of One Million Six Thousand Six Hundred Fifty-Six and no/100 Dollars ($1,006,656.00) which includes the basement storage space. Said Basic Annual Rent shall be due and payable in twelve (12) equal monthly installments to be paid in advance on or before the first day of each calendar month during the term of the Lease. Basic Annual Rent shall escalate at the beginning of the 4th year and every three (3) years thereafter using a 3% annually compounded rate or the change in the All Urban Index, whichever is higher. For purposes of this Lease the term “All Urban Index” shall mean the Consumer Price Index for All Urban Consumers-U.S. City Average-all Items (1982-1984 equals 100 base) as published by the United States Bureau of Labor Statistics or any successor agency or any other index hereinafter employed by the Bureau of Labor Statistics in lieu of said index. The price index for the 3rd month preceding the month in which the Lease commences shall be considered the Basic Price Index. Therefore, the beginning of the 4th year and every three years thereafter, the Basic Annual Rental set forth in Section 3.1 shall be adjusted by multiplying such rental by a fraction, the numerator of which is the Price Index for the 3rd month preceding the beginning of the 4th year and the denominator of which is the Basic Price Index. The above not withstanding, the maximum increase at the beginning of the 4th year shall be no more than 15.76% which is 5% per year compounded, and likewise on every adjustment date hereafter, the maximum increase shall be limited as described herein.

In no event shall Basic Annual Rent be reduced. In the event the Commencement Date occurs on a day other than the first day of a calendar month, then rent shall be paid on the Commencement Date for the initial fractional calendar month prorated on a per-diem basis (based upon a thirty (30) day month).

3.2 Additional Monetary Obligations. Tenant shall also pay as rental (in addition to the Basic Annual Rent) all other sums of money as shall become due and payable by Tenant to Landlord under this Lease. Landlord shall have the same remedies in the case of a default in the payment of said other sums of money as are available to Landlord in the case of a default in the payment of one or more installments of Basic Annual Rent.

IV.	ADDITIONAL RENT

4.1 Basic Annual Rent. It is the intent of both parties that the Basic Annual Rent herein specified shall be absolutely net to the Landlord throughout the term of this Lease, and that all costs, expenses and obligations relating to Tenant’s pro rata share of the Building, Property and/or Building, Property and/or Leased Premises which may arise or become due during the term shall be paid by Tenant in the manner hereafter provided.

For purposes of this Part IV and the Lease in general, the following words and phrases shall have the meanings set forth below:

(a) “Direct Costs” shall mean all actual costs and expenses incurred by the Property Manager or Landlord in connection with Landlord’s ownership, operation, management and maintenance of the Building and Property and related improvements located thereon (the “Improvements”), including, but not limited to, all expenses incurred by Landlord or the Property Manager as a result of their compliance with any and all of their obligations under this Lease other than the performance by Landlord of its work under Sections 1.2, 1.3 and 2.3 of this Lease. In explanation of the foregoing, and not in limitation thereof, Direct Costs shall include: all real property taxes and assessments (whether general or special, known or unknown, foreseen or unforeseen) and any tax or assessment levied or charged in lieu thereof, whether assessed against Landlord and/or Tenant and whether collected from Landlord and/or Tenant: snow removal, dumpster service, insurance, license, permit and inspection fees, cost of services of independent contractors, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance, repair, and replacement of the Building, its equipment and the adjacent walk, and landscaped area (including, but not limited to gardening) security, parking, elevator, painting, plumbing, electrical, mechanical, carpentry, structural and roof repairs and reserves (the Property Manager may collect in advance up to one percent (l%) per annum of Direct Costs as a reserve), signing and advertising, and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building. Direct costs shall also include property management fees, which property management fees shall be equal to a percentage of Tenant’s Basic Annual Rent and Estimated Costs, which percentage shall not exceed two and one half percent (2 1/2%) of the sum of Basic Annual Rent and Direct Costs and shall be paid to the Property Manager. However, Tenant shall pay the actual costs of water, sewer, gas and electrical power directly to the municipal supplier of same. Direct Costs shall not include expenses incurred in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or occupants of the Building, expenses incurred for repairs resulting from damage by fire, windstorm or other casualty, to the extent such repairs are paid for by insurance proceeds, expenses paid by any tenant directly to third parties, or as to which Landlord is otherwise reimbursed by any third party or Tenant; expenses which, 9.1 by generally accepted accounting principles, are treated as capital items except that if, as a result of governmental requirements, laws or regulations, Landlord shall expend monies directly or indirectly for improvements, additions or alterations to the Building which, by generally accepted accounting principles, are treated as a capital expenditures, the amortization of such capital expenditures based on a life acceptable to the appropriate taxing authority together with interest at the rate of 9% per annum shall be considered Direct Costs. The foregoing notwithstanding, Direct Costs shall not include depreciation on the Building and Tenant Finish, and amounts paid toward principal or interest of loans of Landlord.

(b) “Estimated Costs” shall mean the projected amount of Tenant’s Direct Costs, excluding the costs of electricity provided to Tenant’s Leased Premises. The Estimated Costs for the calendar year in which the Lease commences are $200,072.00, and are not included in the Basic Annual Rent. If the Estimated Costs as of the date Tenant takes occupancy are greater than Tenant’s Estimated Costs at the time this Lease is executed, the Estimated Costs shall be increased to equal the Estimated Costs as of the date of Tenant’s occupancy.

4.2 Report of Direct Costs and Statement of Estimated Costs.

(a) After the expiration of each calendar year occurring during the term of this Lease, the Property Manager shall furnish Tenant a written statement of Tenant’s Direct Costs occurring during the previous calendar year. The written statement shall specify the amount by which Tenant’s Direct Costs exceed or are less than the amounts paid by Tenant during the previous calendar year pursuant to Section 4.3(b) below.

(b) At the same time specified in Section 4.2(a) above, Landlord shall furnish Tenant a written statement of the Estimated Costs for the then current calendar year.

4.3 Payment of Costs. Tenant shall pay the Direct Costs as follows:

(a) Each month Tenant shall pay to the Property Manager, without offset or deduction, one-twelfth ( 1/12th) of the Estimated Costs as defined in Sections 4.1(b) and 4.2(b) above.

(b) Within thirty (30) days after delivery of the written statement referred to in section 4.2(a) above, Tenant shall pay to the Property Manager the amount by which Tenant’s Direct Costs, as specified in such written statements, exceed and aggregate of such costs actually paid by Tenant for the year at issue. Tenant shall have the right to audit the Property Manager’s books upon reasonable notice. Tenant shall pay costs associated with the audit unless Tenant finds that the Property Manager has inflated expenses by more than ten percent (10%), in which case, the Property Manager will pay audit charges. Payments by Tenant shall be made pursuant to this Section 4.3(b) notwithstanding that a statement pursuant to Section 4.2(a) is furnished to Tenant after the expiration of the term of this Lease.

(c) If the annual statement of costs indicates that the Estimated Costs paid by Tenant pursuant to subsection (b) above for any year exceeded Tenant’s actual Direct Costs for the same year, the Property Manager shall promptly pay the amount of such excess to Tenant.

4.4 Resolution of Disagreement. Every statement given by the Property Manager pursuant to Section 4.2 shall be conclusive and binding upon Tenant unless within sixty (60) days after the receipt of such statement Tenant shall notify the Property Manager that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute shall not have been settled by agreement, the parties hereto shall submit the dispute to arbitration within ninety (90) days after Tenant’s receipt of statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within thirty (30) days after receipt of such statement, pay in accordance with the Property Manager’s statement, and such payment shall be without prejudice to Tenant’s position. If the dispute shall be determined in Tenant’s favor, the Property Manager shall forthwith pay Tenant the amount of Tenant’s overpayment resulting from compliance with the Property Manager’s statement, including interest on disputed amounts at prime plus two percent (2%). Landlord agrees to grant Tenant reasonable access to the Property Manager’s books and records for the purpose of verifying Direct Costs for operating expenses incurred by the Property Manager.

4.5 Limitations. Nothing contained in this Part IV shall be construed at any time so as to reduce the monthly installments of Basic Annual Rent payable hereunder below the amount set forth in Section 3.1 of this Lease.

V.	SECURITY DEPOSIT: NONE

VI.	USE

6.1 Use of Leased Premises. The Leased Premises shall be used and occupied by Tenant for general office purposes only and for no other purpose whatsoever without the prior written consent of Landlord.

6.2 Prohibition of Certain Activities or Uses. The Tenant shall not do or permit anything to be done in or about, or bring or keep anything in the Leased Premises which is prohibited by this Lease or will, in any way or to any extent:

(a) Adversely affect any fire, liability or other insurance policy carried with respect to the Building, the Leased Premises or any of the contents of the Building (except with Landlord’s express written permission, which will not be unreasonably withheld, but which may be contingent upon Tenant’s agreement to bear any additional costs, expenses or liability for risk that may be involved).

(b) Conflict with or violate any law, statute, ordinance, rule, regulation or requirement of any governmental unit, agency or authority (whether existing or enacted as promulgated in the future, known or unknown, foreseen or unforeseen).

(c) Adversely overload the floors or otherwise damage the structural soundness of the Leased Premises or Building, or any part thereof.

6.3 Affirmative Obligations with Respect to Use.

(a) Tenant will comply with all governmental laws, ordinances, regulations, and requirements, now in force or which hereafter may be in force, of any lawful governmental body or authorities having jurisdiction over the Leased Premises, will keep the Leased Premises and every part thereof in a clean, neat, and orderly condition, free of objectionable noise, odors, or nuisances, will in all respects and at all times fully comply with all applicable health and policy regulations, and will not suffer, permit, or commit any waste.

(b) At all times during the term hereof, Tenant shall, at Tenant’s sole cost and expense, comply with all statutes, ordinances, laws, orders, rules, regulations and requirements of all applicable federal, state, county, municipal and other agencies or authorities, now in effect or which may hereafter become effective, which shall impose any duty upon Landlord .or Tenant with respect to the use, occupation or alterations of the Leased Premises (including, without limitation, all applicable requirements of the Americans with Disabilities Act of 1990 and all other applicable laws relating to people with disabilities, and all rules and regulations which may be promulgated thereunder from time to time and whether relating to barrier removal, providing auxiliary aids and services or otherwise) and upon request of Landlord shall deliver evidence thereof to Landlord.

6.4 Suitability. The Leased Premises, Building and Improvements (and each and every part thereof) shall be deemed to be in satisfactory condition unless, within sixty (60) days after the Commencement Date, Tenant shall give Landlord written notice specifying, in reasonable detail, the respects in which the Leased Premises, Building or Improvements are not in satisfactory condition. Landlord further provides warranties as provided in Exhibit C II paragraphs C and E.

6.5 Personal Property Taxes. Tenant shall pay all taxes, assessments, charges, and fees which during the term hereof may be imposed, assessed or levied by any governmental or public authority against or upon Tenant’s use of the Leased Premises or any personal property or fixture kept or installed therein by Tenant

VII.	UTILITIES AND SERVICE

7.1 Obligations of Property Manager. Except for the specific services and costs described herein, the parties intend that the Property Manager (as the Landlord’s agent) shall provide all services and pay for all costs associated with the normal operation and maintenance of the Leased Premises at a level consistent with services and maintenance provided by the Property Manager with respect to similar buildings located in Provo, Utah. Therefore, during the term of this Lease the Property Manager agrees to cause to be furnished to the Lease Premises during normal operating hours the general services described in Section 4.1(a) above, the cost and expense of which shall be included in Direct Costs. For the purposes of this Lease, normal operating hours for the Leased Premises are from 7:00 a.m. to 6:00 p.m., Monday through Friday. These services include without limitation the following:

(a) Telephone connection to the building, but not including telephone stations and equipment (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Leased Premises).

(b) Heating and air-conditioning during normal operating hours to such extent and to such levels as is reasonably required for the comfortable use and occupancy of the Leased Premises subject however to any limitations imposed by any government agency.

(c) Security (including the lighting of common halls, stairways, entries and restrooms) to such extent as is usual and customary in similar buildings in Provo, Utah.

(d) Snow removal service.

(e) Landscaping and groundskeeping service.

(f) Elevator service.

(g) Dumpster service.

(h) Parking lot maintenance.

7.2 Tenant’s Election. Tenant may at any time after the first year of the lease term elect to reduce or to terminate Landlord’s and the Property Manager’s obligation to provide the services described in Section 7.1, by giving written notice of such election to Landlord and to the Property Manager not less than sixty (60) days before the date upon which such change is to be effective. From and after the effective date of any election of termination, Landlord and the Property Manager shall have no further obligation to provide any service described in the first sentence of this Section 7.1. Further, should Tenant elect to terminate Landlord’s and the Property Manager’s obligation, the management fee as described in Section 4.1(b) shall be reduced to 1% of Basic Annual Rent and shall be paid to the Property Manager.

7.3 Tenant’s Obligations. Tenant shall arrange for and shall pay the entire cost and expense of (a) all telephone stations, equipment and use charges, electric light bulbs (but not fluorescent bulbs used in fixtures originally installed in the Leased Premises); (b) janitorial services for the Leased Premises; water, sewer, gas and electrical power for the Leased Premises; and (c) personal property taxes (as provided in Section 6.5 above).

7.4 Additional Limitations. If and where heat generating machines devices are used in the Leased Premises which affect the temperature otherwise maintained by the air conditioning system. Landlord reserves the right with Tenant’s concurrence to install additional or supplementary air conditioning units for the Leased premises, and the entire cost of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly after demand by Landlord.

7.5 Limitation on Landlord’s Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of rent by reason of Landlord’s or the Property Manager’s failure to provide or furnish any of the foregoing utilities or services if such failure was reasonably beyond the control of Landlord or the Property Manager. In no event shall Landlord or the Property Manager be liable for loss or injury to persons or property, however, arising or occurring in connection with or attributable to any failure to furnish such utilities or services even if within their control except in the event of their negligence.

VIII.	MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS

8.1 Maintenance and Repairs by Property Manager. The Property Manager at its sole cost shall maintain in good order, condition and repair the structural components of the Leased Premises, including without limitation roof, exterior walls and foundations, as well as all repairs covered under construction warranties provided if the Property Manager is required to make structural repairs by reason of Tenant’s negligent acts or omissions, Tenant shall pay the costs for making such repairs.

8.2 Maintenance and Repairs by Tenant. Tenant, at Tenant’s sole cost and expense and without prior demand being made, shall maintain the Leased Premises in good order, condition and repair, and will be responsible for the painting, carpeting or other interior design work of the Leased Premises beyond the initial construction phase as specified in Section 23 and Exhibit “C and “E” of the Lease and shall maintain all equipment and fixtures installed by Tenant. If repainting or recarpeting is required and authorized by Tenant, the cost for such are the sole obligation of Tenant and shall be paid for by Tenant immediately following the performance of said work and a presentation of an invoice for payment.

8.3 Alterations. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any fixtures, signs, floor coverings, interior or exterior lighting, plumbing fixtures, or shades or awnings, or make any other changes to the Leased Premises without first obtaining Landlord’s written approval, which approval shall not be unreasonably withheld. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought. In the event Landlord consents to the making of any alterations, additions, or improvements to the Leased Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense. All such work with respect to any alterations, additions, and changes shall be done in a good and workmanlike manner and diligently prosecuted to completion such that, except as absolutely necessary during the course of such work, the Leased Premises shall at all times be a complete operating unit. Any such alterations, additions, or changes shall be performed and done strictly in accordance with all laws and ordinances relating thereto. In performing the work or any such alterations, additions, or changes, Tenant shall have the same performed in such a manner as not to obstruct access to any portion of the Building. Any alterations, additions, or improvements to or of the Leased Premises, including, but not limited to, wallcovering, paneling, and built-in cabinet work, but excepting movable furniture and equipment, shall at once become a part of the realty and shall be surrendered with the Premises, unless Landlord and Tenant agree at any time that the specific improvement may be removed by Tenant at the end of the Term provided Tenant restores the premises to its original condition, wear and tear excepted.

8.4 Landlord’s Access to Leased Premises. Landlord shall have the right to place, maintain, and repair all utility equipment of any kind in, upon, and under the Leased Premises as may be necessary for the servicing of the Leased Premises and other portion of the Building. Landlord shall upon providing adequate notice to Tenant, also have the right to enter the Leased Premises at all times to inspect or to exhibit the same to prospective purchasers, mortgagees, tenants, and lessees, and to make such repairs, additions, alterations, or improvements as Landlord may deem desirable. Landlord shall be allowed to take all material upon said Leased Premises that may be required therefor without the same constituting an actual or constructive eviction of Tenant in whole or in part and the rents reserved herein shall in no wise abate while said work is in progress by reason of loss or interruption of Tenant’s business or otherwise, and Tenant shall have no claim for damages unless due to Landlord negligence. During the three (3) months prior to expiration of this Lease or of any renewal term, Landlord may place upon the Leased Premises “For Lease” or “For Sale” signs which Tenant shall permit to remain thereon.

IX.	ASSIGNMENT

9.1 Assignment Prohibited. Tenant shall not transfer, assign, mortgage, or hypothecate this Lease, in whole or in part, or permit the use of the Leased Premises by any person or persons other than Tenant, or sublet the Leased Premises, or any part thereof, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, provided sufficient information is provided to Landlord to accurately represent the financial condition of those to whom this Lease will be transferred, assigned, mortgaged, or hypothecated. Such prohibition against assigning or subletting shall include any assignment or subletting by operation of law. Any transfer of this Lease from the Tenant by merger, consolidation, transfer of assets, or liquidation shall constitute an assignment for purposes of this Lease. In the event that Tenant hereunder is a corporation, an unincorporated association, or a partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in the aggregate in excess of forty-nine percent (49%) in any one-year period shall be deemed an assignment within the meaning of this Section. The above prohibition of assignment will not apply in the case of a registered offering of shares by Tenant or the public trading of registered shares subsequent to an initial offering.

9.2 Consent Required.

(a) Any assignment or subletting without Landlord’s consent shall be void, and shall constitute a default hereunder which, at the option of Landlord, shall result in the termination of this Lease or exercise of Landlord’s other remedies hereunder. Consent any assignment or subletting shall not operate as a waiver of the necessity for consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Tenant.

(b) Landlord shall have no obligation to consent to the proposed sublease or assignment if the proposed sublessee or assignee or its business is or may be subject to compliance with additional requirements of the law, including any related rules or regulations, commonly known as the “Americans with Disabilities Act of 1990” or similar state or local laws relating to persons with disabilities beyond those requirements which are applicable to the tenant desiring to so sublease or assign”.

9.3 Landlord’s Right in Event of Assignment. If this Lease is assigned or if the Leased Premises or any portion thereof are sublet or occupied by any person other than the Tenant, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges reserved hereunder, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment, subleasing, or other transfer, nor shall such collection constitute the recognition of such assignee, sublessee, or other party as the Tenant hereunder or a release of Tenant from the further performance of all of the covenants and obligations, including obligation to pay rent, of Tenant herein contained. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay to Landlord reasonable fees, not to exceed $100.00, incurred in connection with processing of documents necessary to the giving of such consent. In the event Landlord consents to the assignment as provided by paragraph 9.1, then Tenant shall be released from further performance of any covenant and obligation under this Lease.

X.	INDEMNITY

10.1 Indemnification. Tenant and Landlord shall indemnify each other and save each other harmless from and against any and all suits, actions, damage and claims, liability and expense in connection with loss of life, bodily or personal injury, or property damage arising from or out of any occurrence in, upon, at or from the Leased Premises, or occasioned wholly or in part by any act or omission of Tenant or Landlord, their agents, contractors, employees, servants, invitees, licensees or concessionaires. For the purposes of this Lease, the Property Manager is an agent of the Landlord. All insurance policies carried by Tenant and/or Landlord shall include a waiver of subrogation endorsement which specifies that the insurance carrier(s) will waive any right of subrogation against Tenant and/or Landlord arising out of any insurance claim.

10.2 Release of Landlord. Landlord shall not be responsible or liable at any time for any loss or damage to Tenant’s personal property or to Tenant’s business. Tenant shall store its property in and shall use and enjoy the Leased Premises and all other portions of the Building and Improvements at its own risk, and hereby releases Landlord, to the full extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury, or property damage to or arising in connection with Tenant’s ownership of its personal property or the operation of Tenant’s business.

10.3 Notice. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Leased Premises or in the Building of which the Leased Premises are a part or of defects therein or in any fixtures or equipment.

10.4 Litigation. If any party to this Lease, without fault on its part, shall be made a party to any litigation that names either of the other two parties to this lease, those other parties shall protect and hold harmless the party without fault and shall pay all costs, expenses, and reasonable attorneys’ fees, provided that the party to be protected must first notify the other parties promptly in writing of any such claim and further provided that the party or parties to be charged shall be entitled to direct the defense or settlement of such claim. No party to this Lease shall be responsible for any settlement of compromise of any such claim without its prior written consent.

XI.	INSURANCE

11.1 Fire and “All Risk” Insurance on Tenant’s Personal Properly and Fixtures. At all times during the term of this Lease, Tenant shall keep in force at its sole cost and expense, fire insurance and “All Risk” (including vandalism and malicious mischief) in companies acceptable to Landlord, equal to the replacement cost of Tenant’s fixtures, furnishings, equipment, and contents upon the Leased Premises and all improvements or additions made by Tenant to the Leased Premises. The Landlord shall be named as an additional insured on all such policies.

11.2 Liability Insurance. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance to include contractual coverage with respect to the Leased Premises and the business operated by Tenant in the Leased Premises, with a combined single limit for personal or bodily injury and property damage of not less than $500,000.00. The policy shall name Landlord, any person, firms, or corporations designated by Landlord, and Tenant as insureds, and shall contain a clause that the insurer will not cancel or materially change the insurance pertaining to the Leased Premises without first giving Landlord ten (10) days written notice. Tenant shall at all times during the term hereof provide Landlord with evidence of current insurance coverage. All public liability, property damage, and other liability policies shall be written as primary policies, not contributing with coverage which Landlord may carry.

11.3 Subrogation. Tenant and Landlord each waive its right of subrogation against each other for any reason whatsoever.

11.4 Lender. Any mortgage lender interest in any part of the Building or Improvements may, at Landlord’s option, be afforded coverage under any policy required to be secured by Tenant hereunder, by use of a mortgagee’s endorsement to the policy concerned.

XII.	DESTRUCTION

If the Leased Premises shall be partially damaged by any casualty insured against under any insurance policy maintained by Landlord, Landlord shall, upon receipt of the insurance proceeds, repair the Leased Premises and until repair is complete the Basic Annual Rent and Additional Rent shall be abated proportionately as to that portion of the Leased Premises rendered untenantable. Notwithstanding the foregoing, if: (a) the Leased Premises by reason of such occurrence are rendered wholly untenantable, or (b) the Leased Premises should be damaged as a result of a risk which is not covered by insurance, or (c) the Leased Premises should be damaged in whole or in part during the last six (6) months of the term or of any renewal hereof, or (d) the Leased Premises or the Building (whether the Leased Premises are damaged or not) should be damaged to the extent of fifty percent (50%) or more of the then-monetary value thereof, then and in any such events, Landlord may either elect to repair the damage or may cancel this Lease by notice of cancellation within Ninety (90) days after such event and thereupon this Lease shall expire, and Tenant shall vacate and surrender the Leased Premises to Landlord. Tenant’s liability for rent upon the termination of this Lease shall cease as of the day following Landlord’s giving notice of cancellation. In the event Landlord elects to repair any damage, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Leased Premises have been repaired. If the damage is caused by the negligence of Tenant or its employees, agents, invitees, or concessionaires, there shall be no abatement of rent. Unless this Lease is terminated by Landlord, Tenant shall repair and refixture the interior of the Leased Premises to the extent of the Tenant Finish in a manner and in at least a condition equal to that existing prior to the destruction or casualty and the proceeds of all insurance carried by Tenant on its property and fixtures shall be held in trust by Tenant for the purpose of said repair and replacement.

XIII.	CONDEMNATION

13.1 Total Condemnation. If the whole of the Leased Premises shall be acquired or taken by condemnation proceeding, then this Lease shall cease and terminate as of the date of title vesting in such proceeding.

13.2 Partial Condemnation. If any part of the Leased Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, then this Lease shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Leased Premises unsuitable for the business of Tenant, then this Lease shall continue in effect except that the Basic Annual Rent and Additional Rent shall be reduced in the same proportion that the portion of the Leased Premises (including basement, if any) taken bears to the total area initially demised and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Leased Premises are located, provided that Landlord shall not be required to expend for such work an amount in excess of the amount received by Landlord as damages for the part of the Leased Premises to taken. “Amount received by Landlord” shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgage lenders for the value of the diminished fee.

13.3 Landlord’s Option to Terminate. If more than twenty percent (20%) of the Building shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease. If this Lease is terminated as provided in this Section, rent shall be paid up to the day that possession is so taken by public authority and Landlord shall make an equitable refund of any rent paid by Tenant in advance.

13.4 Award. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial and whether for diminution in value of the leasehold or to the fee, although Tenant shall have the right, to the extent that the same shall not reduce Landlord’s award, to claim from the condemnor, but not from the Landlord, such compensation as may be recoverable by Tenant in its own right for damages to Tenant’s business and fixtures.

13.5 Definition. As used in this Part XIII the term “condemnation proceeding” means any action or proceeding in which any interest in the Leased Premises is taken for any public or quasi-public purpose by any lawful authority through exercise of eminent domain or right of condemnation or by purchase or otherwise in lieu thereof.

XIV.	LANDLORD’S RIGHTS TO CURE

14.1 General Right. In the event of breach, default, or noncompliance hereunder by Landlord, Tenant shall, before exercising any right or remedy available to it, give Landlord written notice of the claimed breach, default, or noncompliance. If prior to its giving such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of a lender which has furnished any of the financing referred to in Part XV hereof, concurrently with giving the aforesaid notice to Landlord, Tenant shall, by registered mail, transmit a copy thereof to such lender. For the fifteen (15) days following the giving of the notice(s) required by the foregoing portion of this section (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within fifteen (15) days), Landlord shall have the right to cure the breach, default, or noncompliance involved. If Landlord has failed to cure a default within said period, any such lender shall have an additional fifteen (15) days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such fifteen (15) day period said lender has commenced and is diligently pursuing the actions or remedies necessary to cure the breach default, or noncompliance involved (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant so long as such actions or remedies are being diligently pursued by said lender.

14.2 Mechanic’s Lien. Should any mechanic’s or other lien be filed against the Leased Premises or any part thereof by reason of Tenant’s acts or omissions or because of a claim against Tenant, Tenant shall cause the effect of the same to be cancelled and discharged or bonded over or otherwise within ten (10) days after written notice by Landlord.

XV.	FINANCING; SUBORDINATION

15.1 Subordination. Tenant acknowledges that it might be necessary for Landlord or its successors or assigns to secure mortgage loan financing or refinancing affecting the Leased Premises. Tenant also acknowledges that the lender interested in any given loan may desire that Tenant’s interest under this Lease be either superior or subordinate to the mortgage then held or to be taken by said Lender. Accordingly, Tenant agrees that at the request of Landlord at any time and from time to time Tenant shall execute and deliver to Landlord an instrument, in form reasonably acceptable to Landlord, whereby Tenant subordinates its interest under this Lease and in the Leased Premises to such of the following encumbrances as may be specified by Landlord: Any mortgage or trust deed and customary related instruments are herein collectively referred to merely as a “Mortgage” and securing a loan obtained by Landlord or its successors or assigns for the purpose of enabling acquisition of the Building and/or construction of additional improvements to provide permanent financing for the Building, or for the purpose of refinancing any such construction, acquisition, standing or permanent loan. Provided, however, that any such instrument or subordination executed by Tenant shall provide that so long as Tenant continues to perform all of its obligations under this Lease its tenancy shall remain in full force and effect notwithstanding Landlord’s default in connection with the Mortgage concerned or any resulting foreclosure or sale or transfer in lieu of such proceedings. Tenant shall not subordinate its interests hereunder or in the Leased Premises to any lien or encumbrance other than the Mortgages described in and specified pursuant to this Section 15.1 without the prior written consent of Landlord and of the lender interested under each mortgage then affecting the Leased Premises. Any such unauthorized subordination by Tenant shall be void and of no force or effect whatsoever.

15.2 Attornment. Any sale, assignment, or transfer of Landlord’s interest under this Lease or in the Leased Premises including any such disposition resulting from Landlord’s default under a mortgage, shall be subject to this Lease and also Tenant shall attorn to Landlord’s successor and assigns and shall recognize such successor or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract.

15.3 Financial Information. As a condition to Landlord’s acceptance of this Lease, Tenant shall provide financial information sufficient to verify to Landlord the financial condition of Tenant. Tenant hereby represents and warrants that none of such information contains or will contain any untrue statement of material fact, nor will such information omit any material fact necessary to make the statements contained therein misleading or unreliable. Any financial information provided by Tenant shall beheld in confidence and distributed only to Landlord’s investors or lenders for the Leased Premises.

XVI.	EVENTS OF DEFAULT; REMEDIES OF LANDLORD

16.1 Default by Tenant. Upon the occurrence of any of the following events, Landlord shall have the remedies set forth in Section 16.2:

(a) Tenant fails to pay any installment of Basic Annual Rent or Estimated Costs or any other sum due hereunder within ten (10) days after Tenant receives written notice of rent due.

(b) Tenant fails to perform any other term, condition, or covenant to be performed by it pursuant to this Lease within ten (10) days after written notice of such default shall have been given to Tenant by Landlord or, if cure would reasonably require more than ten (10) days to complete, if Tenant fails to commence performance within the ten (10) day period or fails diligently to pursue such cure to completion.

(c) Tenant shall become bankrupt or insolvent or file any debtor proceedings or have taken against such party in any court pursuant to state or federal statute, a petition in bankruptcy or insolvency, reorganization, or appointment of a receiver or trustee; or Tenant petitions for or enters into an arrangement; or suffers this Lease to be taken under a writ of execution.

16.2 Remedies. In the event of any default by Tenant hereunder. Landlord may at any time, without waiving or limiting any other right or remedy available to it, terminate

Tenant’s rights under this Lease by written notice, reenter and take possession of the Premises by any lawful means (with or without terminating this Lease), or pursue any other remedy allowed by law. Tenant agrees to pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, and arising out of Tenant’s default, including attorneys’ fees. Notwithstanding any reentry, the liability of Tenant for the rent reserved herein shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord upon demand for any deficiency arising from reletting the Premises at a lesser rent than applies under this Lease.

16.3 Past Due Sums; Penalty. If Tenant fails to pay, when the same is due and payable, any Basic Annual Rent, Estimated Costs and electrical charges within ten (10) days after the same is due and payable, or other sum required to be paid by it hereunder, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a fluctuating rate equal to two percent (2%) per annum above the prime rate of interest charged by First Security Bank of Utah, Salt Lake City, Utah. In addition thereto, Tenant shall pay a sum of five percent (5%) of such unpaid amounts as a service fee. Notwithstanding the foregoing, however, Landlord’s right concerning such interest and service fee shall be limited by the maximum amount which may properly be charged by Landlord for such purposes under applicable law.

XVII.	PROVISIONS APPLICABLE AT TERMINATION OF LEASE

17.1 Surrender of Premises. At the expiration of this Lease, except for changes made by Tenant that were approved by Landlord. Tenant shall surrender the Leased Premises in the same condition, less reasonable wear and tear, as they were in upon delivery of possession thereto under this Lease and shall deliver all keys to Landlord. Before surrendering the Leased Premises, Tenant shall remove all of its personal property and trade fixtures and such property or the removal thereof shall in no way damage the Leased Premises, and Tenant shall be responsible for all costs, expenses and damages incurred in the removal thereof. If Tenant fails to remove its personal property and fixtures upon the expiration of this Lease, the same shall be deemed abandoned and shall become the property of Landlord.

17.2 Holding Over. Any holding over after the expiration of the term hereof or of any renewal term shall be construed to be a tenancy from month to month at such rates as Landlord may designate and on the terms herein specified so far as possible. Landlord may not in any event raise the rent above 110% of the last month’s rent.

XVIII.	ATTORNEYS’ FEES

In the event that at any time during the term of this Lease any party institutes any action or proceeding against any other party relating to the provisions of this Lease or any default hereunder, then the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of such action including reasonable attorneys’ fees, incurred therein by the successful party.

XIX.	ESTOPPEL CERTIFICATE

19.1 Landlord’s Right to Estoppel Certificate. Tenant shall, within fifteen (15) days after Landlord’s request, execute and deliver to Landlord a written declaration, in form and substance similar to Exhibit “D”, in recordable form: (1) ratifying this Lease; (2) expressing the Commencement Date and termination date hereof; (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (4) that, if true, all conditions under this Lease to be performed by Landlord have been satisfied; (5) that there are no defenses or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; (6) the amount of advance rental, if any, (or none if such is the case) paid by Tenant; (7) the date to which rental has been paid; (8) the amount of security deposited with Landlord; and (9) such other information as Landlord may reasonably request. Landlord’s mortgage lenders and/or purchasers shall be entitled to rely upon such declaration.

19.2 Effect of Failure to Provide Estoppel Certificate. Tenant’s failure to furnish any Estoppel Certificate within fifteen (15) days after request therefor shall be deemed a default hereunder and moreover, it shall be conclusively presumed that: (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) that there are no unusual breaches or defaults on the part of the Landlord; and (c) no more than one (1) month’s rent has been paid in advance.

XX.	PARKING

Automobiles of Tenant and all visitors associated with Tenant shall be parked only within parking areas designated by Landlord for parking. Landlord or its agents shall, without any liability to Tenant or its occupants, have the right to cause to be removed any automobile that may be wrongfully parked in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, losses, demands, damages and liabilities asserted or arising with respect to or in connection with any such removal of an automobile except due to Landlord’s negligence. Tenant shall from time to time, upon request of Landlord, supply Landlord with a list of license plate numbers of all automobiles owned by Tenant or its day-to-day occupant.

XXI.	SIGNS, AWNINGS, AND CANOPIES

Tenant shall not place or suffer to be placed or maintained on any exterior door, wall, or window of the Leased Premises, or elsewhere in the Building, any sign, awning, marquee, decoration, lettering, attachment, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the Leased Premises without obtaining the proper authorization from Utah County prior to installing. Tenant will otherwise be free to install signage of its choice.

XXII.	MISCELLANEOUS PROVISIONS

22.1 No Partnership. Neither Landlord nor the Property Manager by this Lease, in any way or for any purpose, becomes a partner or joint venturer of Tenant in the conduct of its business or otherwise.

22.2 Force Majeure. Landlord and the Property Manager shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond their control, including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, inability to obtain any material or service, or acts of God.

22.3 No Waiver. Failure of any party to insist upon the strict performance of any provision or to exercise any option hereunder shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by Landlord or the Property Manager or Tenant, as the case may be.

22.4 Notice. Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be (i) given by facsimile, (ii) delivered in person or (iii) sent by United States certified or registered mail, postage prepaid and shall be addressed (a) if to Landlord, at the place specified for payment of rent, and (b) if to Tenant, either at the Leased Premises or at any other current address for Tenant which is known to Landlord. Either party may designate such other address as shall be given by written notice or by facsimile transmission.

Landlord:	COVEY CORPORATE CAMPUS TWO, L.L.C.
C/O THE BOYER COMPANY, L.C.
127 SOUTH 500 EAST, SUITE 310
SALT LAKE CITY, UTAH 84102 (801) 521-4781/FAX (801) 521-4793
ATTENTION: B. GREG GARDNER

Tenant:	COVEY LEADERSHIP CENTER, INC.
300 WEST 4800 NORTH PROVO, UTAH

AND

RICHARD L. HILL, ESQ.
JAMESTOWN SQUARE
3319 NORTH UNIVERSITY AVENUE
SUITE 200
PROVO, UTAH 84604
(801) 375-6600/FAX (801) 375-3865

Property Manager:	THE BOYER COMPANY, L.C.
127 SOUTH 500 EAST, SUITE 310
SALT LAKE CITY, UTAH 84102 (801) 521-4781/FAX (801) 521-4793

22.5 Captions; Attachments; Defined Terms.

(a) The captions to the section of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease.

(b) Exhibits referred to in this Lease, and any addendums and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though part thereof.

22.6 Recording. Tenant may record this Lease or a memorandum thereof with the written consent of Landlord, which consent shall not be unreasonably withheld. Landlord, at its option and at any time, may file this Lease for record with the Recorder of the County in which the Building is located.

22.7 Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

22.8 Broker’s Commissions. Tenant represents and warrants that there are no claims for brokerage commissions or finder’s fees in connection with this Lease and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from such claim, including any attorneys’ fees connected therewith.

22.9 Tenant Defined: Use of Pronouns. The word “Tenant” shall be deemed and taken to mean each and every person or party executing this document as a Tenant herein. If there is more than one person or organization set forth on the signature line as the Tenant, their liability hereunder shall be joint and several. If there is more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporation. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

22.10 Provisions Binding, Etc. Except as otherwise provided, all provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, heirs,

successors, and assigns. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition, and if there shall be more than one Tenant, they shall all be bound, jointly and severally, by such provisions. In the event of any sale or assignment (except for purposes of security or collateral) by Landlord of the Building, the Leased Premises, or this Lease, Landlord shall, from and after the Commencement Date (irrespective of when such sale or assignment occurs), be entirely relieved of all of its obligations hereunder.

22.11 Entire Agreement, Etc. This Lease and the Exhibits, Riders, and/or Addenda, if any, attached hereto, constitute the entire agreement between the parties. All Exhibits, riders, or addenda mentioned in this Lease are incorporated herein by reference. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon each party unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Leased Premises and becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant. If any provision contained in the rider or addenda is inconsistent with a provision in the body of this Lease, the provision contained in said rider or addenda shall control. The captions and Section numbers appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe, or describe the scope or intent of any section or paragraph.

22.12 Governing Law. The interpretation of this Lease shall be governed by the laws of the State of Utah. The parties hereto expressly and irrevocably agree that either party may bring any action or claim to enforce the provisions of this Lease in the State of Utah, County of Utah, and each party irrevocably consents to personal jurisdiction in the State of Utah for the purposes of any such action or claim. Each party further irrevocably consents to service of process in accordance with the provisions of the laws of the State of Utah. Nothing herein shall be deemed to preclude or prevent the parties hereto from bringing any action or claim to enforce the provisions of this Lease in any other appropriate place or forum.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease on the day first set forth above.

LANDLORD: COVEY CORPORATE CAMPUS TWO, L.L.C.

By	/s/ KEM C. GARDNER

KEM C. GARDNER MANAGER

By	/s/ STEPHEN M. R. COVEY

STEPHEN M. R. COVEY MANAGER

TENANT: COVEY LEADERSHIP CENTER, INC.

By	/s/ STEPHEN M. R. COVEY

STEPHEN M. R. COVEY PRESIDENT AND CEO

PROPERTY MANAGER: THE BOYER COMPANY, L.C.

By	/s/ KEM C. GARDNER

KEM C. GARDNER PRESIDENT AND MANAGER

NOTARY

STATE OF UTAH	)
	)	ss
COUNTY OF SALT LAKE	)

On this 1st day of October, 1996, personally appeared before me KEM C. GARDNER, who duly acknowledged to me that he executed the foregoing Lease as the Manager of COVEY CORPORATE CAMPUS TWO, L.L.C.

My commission Expires:	/s/ DENIESE D. BALLI
4/28/97	Notary Public Residing at SALT LAKE COUNTY

[SEAL]	NOTARY PUBLIC DENIESE D. BALLI 127 South 500 East # 310 Salt Lake City. UT 84102 My Commission Expires April 28, 1997 STATE OF UTAH

STATE OF	)
	)	ss
COUNTY OF	)

On this                  day of                         , 1996, personally appeared before me STEPHEN M. R. COVEY, who duly acknowledged to me that he executed the foregoing Lease as the Manager of COVEY CORPORATE CAMPUS TWO, L.L.C.

[SEAL]	NOTARY PUBLIC STATE OF UTAH My Commission Expires November 15,1998 MYRTLE RAE ALLEN 1140 East 13400 South Draper, Utah 84020	/s/ MYRTLE RAE ALLEN
Notary Public

STATE OF	)
	)	ss
COUNTY OF	)

The foregoing instrument was acknowledged before me on this              day of January, 1996, by STEPHEN M. R. COVEY, the President and CEO of COVEY LEADERSHIP CENTER, INC. STEPHEN M. R. COVEY stated that the foregoing instrument was signed on behalf of said Corporation by authority (of its by-laws or pursuant to a resolution of its board of directors) for the purposes and covenants contained therein.

[SEAL]	NOTARY PUBLIC STATE OF UTAH My Commission Expires November 15,1998 MYRTLE RAE ALLEN 1140 East 13400 South Draper, Utah 84020	/s/ MYRTLE RAE ALLEN
Notary Public

STATE OF UTAH	)
	)	ss
COUNTY OF SALT LAKE	)

On this 1st day of October, 1996, personally appeared before me KEM C. GARDNER, who duly acknowledged to me that he executed the foregoing Lease as the President and Manager of THE BOYER COMPANY, L. C., A UTAH LIMITED LIABILITY COMPANY.

My commission Expires:	/s/ DENIESE D. BALLI
4/28/97	Notary Public Residing at SALT LAKE COUNTY

[SEAL]	NOTARY PUBLIC DENIESE D. BALLI 127 South 500 East # 310 Salt Lake City, UT 84102 My Commission Expires April 28, 1997 STATE OF UTAH

THIS RIDER IS INCORPORATED INTO THE LEASE AGREEMENT AND MADE A PART THEREOF

A.	Tenant’s Right of First Refusal to Purchase Building

Landlord grants to Tenant the right of first refusal exercisable after the Commencement Date during the term of the Lease to purchase the Building (the “Right of First Refusal”). If at any time after the Commencement Date during the term of this Lease Landlord shall desire to accept an offer from a third person to purchase the Building, it shall provide written notice of such intent to Tenant together with a copy of the offer. Tenant shall have twenty (20) days to elect to purchase the Building strictly upon the terms and conditions, including price, as set forth in the offer. If Tenant does not timely exercise the Right of First Refusal, this Right of First Refusal shall expire and Landlord may thereafter sell the Building upon terms and conditions, including price, which are not more favorable to the buyer that is set forth in the offer. This Right of First Refusal shall not apply to a foreclosure sale, trustee’s sale or deed in lieu of foreclosure by or to a mortgage lender in respect of the Building.

B.	Tenant’s Option to Purchase Building

1.	Commencing as of the Commencement Date and continuing throughout the term of the Lease, Tenant shall have the right and option to purchase all of Landlord’s right, title and interest in the Building upon the terms and conditions set forth in this portion of the Rider (the “Purchase Option”). To exercise this Purchase Option, tenant shall give written notice of exercise to Landlord in the manner provided in the Lease. Tenant may exercise the Purchase Option only if no default, or circumstance which with the giving of notice and/or the passage of time would constitute a default, is then existing.

2.	The Purchase Price which Tenant shall pay to Landlord for its entire right, title and interest in the Building (the “Purchase Price”) shall be the sum of the following:

(a)	The amount of any prepayment fee, premium or similar charge incurred by Landlord in discharging any lien or encumbrance which secures any monetary obligation on the Building.

(b)	the Fair Market Value (as defined below)

3.	For purposes of this Purchase Option, the following terms shall have the meanings set forth:

(a)	“Fair Market Value” means the value of the Building as agreed upon in writing by Landlord and Tenant or, if the Landlord and Tenant

cannot agree upon such value within thirty (30) days after the Tenant exercises the Purchase Option, then either Landlord or Tenant may nominate three (3) qualified, independent appraisers to appraise the Building, each of whom shall:

(i)	be a member in good standing of the Utah Chapter of the Appraisal Institute;

(ii)	be state certified under the Utah Real Estate Appraiser Registration and Certification Act; and

(iii)	shall have not less than five (5) years of experience valuing office buildings in Utah County, Utah.

The other party shall then select one (1) of the nominated appraisers to perform an appraisal to determine the Fair Market Value of the Building. The costs and fees of the appraiser shall be paid in equal shares by Landlord and Tenant. In determining the Fair Market Value it shall be assumed that all liens and encumbrances securing obligations to pay loans or other fixed or determinable sums have been discharged.

4.	The closing, pursuant to the Purchase Option, shall occur thirty (30) days after the Purchase Price is determined. At the closing:

(a)	Tenant shall pay the Purchase Price in cash.

(b)	Landlord shall convey title to the Building to Tenant by special warranty deed and shall be obligated to provide at Landlord’s cost a standard owner’s policy of title insurance.

(c)	Landlord shall discharge all liens and encumbrances securing obligations to pay loans or other fixed or determinable sums or obligations owing to mechanics or materialmen. Tenant shall take the Building subject to all other encumbrances and exceptions of record.

(d)	Landlord shall represent and warrant to the best of its knowledge as to customary matters involving the condition of the Building.

(e)	Each of the parties shall bear its costs and attorneys’ fees in connection with the exercise and closing under the Purchase Option: provided. Landlord shall pay the premium on the policy of title insurance delivered to Tenant, and Landlord and Tenant shall each pay one-half ( 1/2) of the fees of the escrow agent.

5.	If the Tenant exercises the Purchase Option but timely fails to close for any reason other than the fault of Landlord, the Purchase Option shall thereafter expire and shall no longer be enforceable.

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

The Property is situated in Utah County, Utah, at approximately 350 West 4800 North, Provo, and is particularly described as follows:

Commencing at a point located North 00°27’03” West along the Section line 408.42 feet and West 1987.33 feet from the East 1/4 corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence South 425.36 feet; thence South 72°27’59” West 45.16 feet; thence South 77°09’15” West 99.23 feet; thence North 89°32’36” West 329.26 feet; thence South 12°58’25” West 1.06 feet; thence West 56.06 feet; thence North 26°54’17” West 141.71 feet; thence North 48°08’41” East 512.69 feet; thence North 87°24’14” East 101.40 feet; thence South 82°41’46” East 107.19 feet to the point of beginning.

AREA = 4.70 ACRES

EXHIBIT “B”

PLANS OF LEASED PREMISES

EXHIBIT “B” TO BE PROVIDED FOLLOWING COMPLETION OF ARCHITECTURAL

CONCEPTUAL DRAWINGS.

EXHIBIT “C”

WORK LETTER

CONSTRUCTION AND/OR FINISHING OF

IMPROVEMENTS TO LEASED PREMISES

In accordance with the provisions of the body of the Lease to which this Exhibit “C is attached, the improvements to the Leased Premises shall be constructed and/or finished (as the case may be) in the manner described, and upon all of the terms and conditions contained in the following portion of this Exhibit “C”.

I.	CONSTRUCTION OF PHASE II BUILDING (“THE BUILDING”):

A. Landlord agrees to erect at its sole cost and expense, the Shell Building. Landlord shall build-out and finish the Leased Premises according to Tenant’s plans and specifications at Tenant’s cost and expense. The Building and the Leased Premises shall be constructed in a good and workmanlike manner, with any change orders thereto approved by Landlord and Tenant with respect to the Leased Premises pursuant to Article B below, and in compliance with all applicable laws and ordinances. Preliminary Plans shall provide for a completely finished building, of a type and quality that is consistent with newly constructed first-class office buildings in the Salt Lake City, Utah area, and shall include site plans showing all driveways, sidewalks, parking areas that provide 251 parking stalls, landscaping and other site improvements. Without limiting the generality of the foregoing, Preliminary Plans shall provide for a three (3) story building containing 62,916 gross rentable square feet of space and shall be generally consistent with the conceptual plans and drawings attached hereto as Exhibit “B” and incorporated herein (the “Conceptual Drawings”). The build-out and interior finish work within the Leased Premises shall be in accordance with plans and specifications that shall be prepared by Landlord’s architect, MHTN Architects, and engineers (“Tenant Finish Plans”). Tenant Finish Plans shall be prepared in accordance with the time periods set forth to meet a July 1,1997 Target Date. The Target Date shall be extended by any period of Tenant’s delay in providing decisions that need to be made in connection with the preparation of Tenant Finish Plans.

B. Tenant may make changes to Final Plans only if Tenant signs a change order requesting the change and then only if Landlord approves the change by signing the change order, which approval shall not be unreasonably withheld, conditioned, or delayed. Landlord shall notify Tenant in writing, within five (5) business days of Tenant’s change order request, of its approval or detailed reason of its disapproval of such change order and a good faith estimate of the actual cost of such change order and any delay to the Target Date or in achieving substantial completion that would result therefrom. Tenant may, within five (5) business days of its receipt of such estimate, elect to rescind its request for such change order upon written notice to Landlord. Landlord may require changes in Final Plans only if Landlord and Tenant sign a change order. The cost of any change orders that are necessary to comply with applicable building codes and other laws shall be borne by Landlord, unless such change orders are necessitated only because of (1) other change orders requested by Tenant: (2) Tenant Finish Plans: (3) changes to Tenant Finish Plans: or (4) Tenant’s early occupancy to the Building prior to substantial completion of Landlord’s Work. Any change order shall be effective only when set forth on a written change order executed by Landlord, Tenant, and the Base Building General Contractor. By approving a change order, Tenant and Landlord shall agree to a delay in Substantial Completion and to the Target Date, as specified therein, if any.

Tenant shall furnish Landlord with a written list of Tenant’s authorized construction representatives for Landlord’s Work. Only such construction representatives are authorized to sign any change order, receipt, or other document on behalf of Tenant related to Landlord’s Work, and without the signature of any one of such authorized construction representatives, no such document shall be binding upon Tenant. Tenant may, from time to time, change or add to the list of authorized construction representatives by giving Landlord written notice of the addition or change. Landlord’s authorized representative shall be B. Greg Gardner, and until changed by written notice from Landlord to Tenant, only B. Greg Gardner shall be authorized to sign change orders, receipts, or other documents on behalf of Landlord related to Landlord’s Work.

C. The Phase I Building Work shall be performed by a general contractor selected by Landlord (the “Base Building General Contractor”).

D. Landlord will cause Contractor to provide, at Contractor’s expense, an Owner’s Protective Liability (OPL) Policy acceptable to Tenant. The Owner’s Protective Liability Policy shall name Myriad Genetics, Inc. as the Named Insured. The policy will be provided by an insurance company rated A. Class XV or better by Best’s Key Rating Guide system. The policy will maintain a limit of liability of not less than five million dollars ($5,000,000.00). Such insurance policy must be in force prior to the commencement of construction operation of any kind. The Contractor will also insure the Building at Contractor’s expense during the course of construction in an amount equal to or greater than the value of the construction. Insurance coverage shall be provided by an insurance company rated A, Class XV or better by Best’s Key Rating Guide system. Insurance coverage shall be provided on a coverage form equal to or more comprehensive than Insurance Services Office (U.S.A.) Special form. Such insurance policy must be in force prior to construction operations of any kind.

II.	TENANT FINISH PLANS:

A. Landlord shall cause MHTN Architects (the “Architect”) to prepare plans and specifications for the interior improvement of the Building and the Leased Premises as necessary to render the Leased Premises in first-class condition and suitable for the conduct of Tenant’s business (such improvement being referred to herein as the “Tenant Finish”). Landlord shall require the Architect to meet periodically with Tenant in connection with the preparation of the plans and, upon Landlord’s approval thereof (which approval shall not be unreasonably withheld), to incorporate Tenant’s requested features and specifications into the plans. Landlord shall submit a complete draft of the plans to Tenant on or before May 1996 (the “Base Line Date”), provided, however. Tenant has cooperated with Landlord in providing the necessary information to complete the plans. Tenant shall within seven (7) days after the plans are submitted to them, either approve the plans in writing or submit to Landlord a written itemization of all objections which Tenant may have to the plans. If Tenant approves the plans, the plans shall be deemed final. If Tenant submits to Landlord a written itemization of objections to the plans. Landlord and Tenant shall negotiate in good faith to resolve Tenant’s objections to their mutual satisfaction. If Landlord and Tenant are able to resolve all of Tenant’s objections to their mutual satisfaction, then Landlord and Tenant shall each approve the plans as modified to incorporate the resolution of Tenant’s objections and the plans as so modified shall be deemed final.

B. Changes to Plans. After the plans arc deemed final, the plans shall not be subject to further change except as provided under this Paragraph. If either Landlord or Tenant desires any change to the plans after they are deemed final, it shall submit to the other for approval (which approval shall not be unreasonably withheld) a proposed change order, in writing, setting forth the change. Thereupon the other party shall either approve the proposed change order or notify the party submitting the proposed change order of its reason for withholding such approval, within two (2) business days after receipt of the proposed change order for approval. Without limiting the reasons for which approval of any proposed change order may be reasonably withheld, approval shall be deemed to have been reasonably withheld if the proposed change (1) would result in additional construction maintenance repair or replacement costs which could not be fully borne by the party proposing the change, (2) would result in a violation of any applicable law, regulation, ordinance or code, or (3) in the case of a change proposed by Landlord would materially reduce the usable area of the Building or would materially adversely affect the aesthetics of the Leased Premises or the usability thereof for the conduct of Tenant’s business. Upon approval of any proposed change order pursuant to this Paragraph, Landlord shall cause the plans and construction contracts to be modified or amended as necessary to reflect such change order.

C. Landlord’s Construction Responsibilities. Landlord shall be fully responsible for the installation and construction of Tenant Finish, including, without limitation, the following: (1) the obtaining of all building and sign permits, licenses and other approvals required to construct the Tenant Finish: (2) the management and supervision of all architects, contractors, subcontractors and material providers participating in the construction of the Tenant Improvements; (3) all necessary coordination with governmental entities having jurisdiction over the Lease Premises and utility companies; (4) enforcement of construction contracts; (5) security with respect to the Leased Premises during the construction period: (6) quality control and inspection of work; (7) construction clean up and refuse disposal: (8) construction timetables and deadlines as necessary to comply with the Lease; (9) compliance with applicable laws, regulations, ordinances and codes; and (10) all other matters relating to the construction of the Tenant Improvements, except as otherwise expressly provided in the Lease. Landlord represents and covenants that upon the completion of the Tenant Improvements, the Leased Premises shall conform to the Tenant Finish Plans and shall be in compliance with all applicable laws, regulations, ordinances, and codes, including, without limitation, applicable building codes and environmental laws. Tenant shall be entitled at any time during the construction period to inspect the construction of the Tenant Improvements, provided that such inspection does not unreasonably interfere with the construction of the Tenant Improvements. No failure of Tenant to conduct such inspections or to discover or assert any defect in connection therewith shall constitute a waiver by Tenant of, or preclude Tenant from thereafter asserting, any rights it may have with respect to any representation, warranty or covenant made by Landlord with respect to the Leased Premises or the Tenant Finish.

D. Construction Contracts. Landlord, in its reasonable discretion, may act as general contractor with respect to. or install and construct using its own personnel, all or portions of the Tenant Improvements, provided, however. Landlord shall contract with and use licensed, qualified and reputable companies or persons for the performance of all such work to the extent Landlord is not licensed and fully qualified to perform the same. Landlord shall be entitled to select all contractors and material providers to perform work with respect to the Tenant

Improvements which Landlord does not elect to perform directly and to negotiate the terms and conditions of the contracts with such contractors and material providers.

E. Landlord warrants to Tenant for one (1) year after the Commencement Date of the Lease, that Tenant Finish shall be completed by Landlord in a good and workmanlike manner, free from faulty materials, in accordance with all applicable legal requirements, and sound engineering standards, and in accordance with the Final Plans and Tenant Finish Plans. Such warranty includes, without limitation, the repair or replacement (including labor), for one (1) year at Landlord’s sole cost, of all materials, fixtures and equipment which are defective or which are defectively installed by Landlord or its agents in connection with Landlord’s Work. In addition, Landlord shall obtain manufacturer’s warranties, including, without limitation, for air conditioner, compressors, and the roof of the Building.

F. Landlord shall pay an allowance (“Tenant Finish Allowance”) of $1,099,010.00 or $22.00 per usable square foot (49,995 total usable square feet) which shall be applied toward the total construction cost of the Tenant Finish. Tenant shall pay to Landlord any amount by which the total construction cost of the Tenant Finish exceeds the allowance. Any amounts payable by Tenant under this Paragraph shall be paid by Tenant to Landlord on a monthly, progress payment basis, based on the percentage of the Tenant Finish that has been completed to date, as evidenced by a certificate to that effect from Landlord’s architect, together with copies of paid invoices and/or such other evidence as Tenant shall reasonably require.

G. Commencement Date Agreement. When the Commencement Date has been determined, Landlord and Tenant shall execute Exhibit D (attached) expressly confirming the Commencement Date and the expiration date of the Initial Term of this Lease and confirming, to the best knowledge of Tenant and Landlord, that Substantial Completion has occurred.

H. Tenant’s Construction Obligations. Tenant shall be fully responsible for the installation of all of Tenant’s trade fixtures, equipment, furnishings or decorations, except to the extent such installation is contemplated or provided for in the Plans. Landlord shall provide Tenant reasonable access to the Leased Premises for such purposes.

EXHIBIT “D”

ACKNOWLEDGMENT OF COMMENCEMENT DATE

AND TENANT ESTOPPEL CERTIFICATE

TO:	DATE:

RE:

Gentlemen:

The undersigned, as Tenant, has been advised that the Lease has been or will be assigned to you as a result of your financing of the above-referenced property, and as an inducement therefor hereby confirms the following:

1.	That it has accepted possession and is in full occupancy of the Premises, that the Lease is in full force and effect, that Tenant has received no notice of any default of any of its obligations under the Lease, and that the Lease Commencement Date is

2.	That the improvements and space required to be furnished according to the Lease have been completed and paid for in all respects, and that to the best of its knowledge, Landlord has fulfilled all of its duties under the terms, covenants and obligations of the Lease and is not currently in default thereunder.

3.	That the Lease has not been modified, altered, or amended, and represents the entire agreement of the parties, except as follows:

4.	That there are no offsets, counterclaims or credits against rentals, nor have rentals been prepaid or forgiven, except as provided by the terms of the Lease.

AMENDMENT TO LEASE AGREEMENT

(Building No. 2)

THIS AMENDMENT TO LEASE AGREEMENT (the “Amendment”) is made effective the 21st day of March, 1997, by and between COVEY CORPORATE CAMPUS TWO, L.L.C., a Utah limited liability company (the “Landlord”), FRANKLIN COVEY CO., a Utah corporation (the “Tenant”) and THE BOYER COMPANY, L.C., a Utah limited liability company (the “Property Manager”).

RECITALS:

On the 29th day of October, 1996, Landlord and Covey Leadership Center, Inc., a Utah corporation (“CLC”) as tenant, entered into a certain Lease Agreement providing for the lease by Landlord to Tenant of office space located in a three-story office building, at approximately 466 West 4800 North, Provo, Utah, for the rental and on terms and conditions more particularly set forth in said Lease (“Existing Lease Agreement”). Effective June 2, 1997, Franklin Covey Co. became the successor in interest to CLC by merger. The parties desire to amend the Existing Lease Agreement as follows:

AGREEMENT:

For and in consideration of the mutual promises herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Lease Agreement shall be and is hereby amended as follows:

1. Amendment to Section l.l(c). Section l.l(c) of the Existing Lease Agreement is hereby amended and restated as follows:

(c) The exclusive right as to all persons and entities other than the tenant of the Adjacent Property (as defined in Section 15 of this Second Amendment) and its guests, employees and visitors to use those areas on the Property and on the Adjacent Property which are designated and suitable for vehicular parking (the “Parking Areas”). Landlord represents that Two Hundred Sixty (260) parking stalls are located on the Property and One Hundred and Ninety Eight (198) parking stalls are located on the Adjacent Property. Landlord covenants that the total number of parking stalls in the Parking Areas shall not be less than Four Hundred and Fifty-Six (456) parking stalls, and that Parking Areas shall be available for the exclusive use of Tenant and the tenant of the Adjacent Property, and their respective guests, employees and visitors. The parking rights of Tenant and its guests, employees and visitors pursuant to this subsection are subject to, and Tenant is hereby granted the benefit of parking rights on adjacent tracts of land created by, the reciprocal cross-parking easements set forth in that certain Reciprocal Grant of Easements recorded July 10, 1995 as Entry No. 43655 in Book 3716 at Page 195 of the Utah County Recorder’s Office, as amended by that certain Amendment to Reciprocal Grant of Easements dated December     , 1997 (collectively, the “Reciprocal Easement Agreement”).

______ of the Reciprocal Easement Agreement is attached to this Second Amendment as : “A”.

__. Amendment to Section 2.1. The text of Article 2.1 of the Existing Lease ________ hereby amended and restated, in its entirety as follows:

_______ Length of Term. The term of this Lease shall be for a period which _______ as of the Commencement Date and shall continue until December 31, _______ he “Expiration Date”).

__. Amendment to Section 4.1. Section 4.1(a) of the Existing Lease Agreement is ____ follows:

(a) In line 17 of Section 4.1(a), insert a closing parentheses after the word ______ning” and before the next comma.

(b) In Line 19, insert the words “per annum” after the words “one percent (1%)” __fore the words “of Direct Costs.”

(c) In line 33, insert the words “described in Section 8.1” between the words ___ses” and “which.”

__. Amendment of Section 6.2(c). Section 6.2(c) of the Existing Lease Agreement is _________ entirety to read as follows:

(c) Adversely overload the floors or otherwise damage ___________ the structural soundness of the Leased Premises or Building or any _________ part thereof.

__. Amendment of Section 7.1 of Existing Lease Agreement. The first paragraph of ________ the Existing Lease Agreement is hereby amended in its entirety to read as follows:

7.1 Obligations of Landlord. Except for the specific services and costs _______ herein, Landlord shall provide all services and pay for all costs _________ with the normal operation and maintenance of the Leased Premises at a _______ consistent with services and maintenance provided by lessors with respect to _________ buildings located in Provo, Utah. Therefore, during the term of this Lease Landlord shall cause to be furnished to the Leased Premises during normal _______ hours the general services described in Section 4. l(a) above, the cost and _______ of which shall be included in Direct Costs. For the purposes of this Lease, _______ operating hours for the Leased Premises are from 7:00 a.m. to 6:00 p.m., ______ through Friday. These services include without limitation the following:

_______ Section 7.1, consisting of subsections (a) through (h), is not altered.

2

329.26 feet; thence North 12°58’25” East 216.59 feet; thence North 25°30’46” West 68.49 feet; thence North 02°48’53” West 71.27 feet; thence North 8°53’32” East 85.72 feet; thence North 33°58’26” East 35.00 feet to the point of beginning.

PARCEL NO. 3

Commencing at a point located North 00°27’03” West along the Section line 207.11 feet and West 2431.32 feet from the East quarter corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence South 25°30’46” East 51.01 feet; thence South 12°58’25” West 217.65 feet; thence West 56.06 feet; thence North 26°54’17” West 141.71 feet; thence North 48°08’41” East 197.46 feet to the point of beginning.

Together with a right of easement of use and enjoyment in and to the common areas and facilities of the portion lying within said Lot 2, as the same are provided for in that Certain Master Declaration of the Protective Covenants, Conditions, and Restrictions recorded October 24, 1991, as Entry No. 42273, in Book 2847, as Page 618, Utah County Recorder’s Office.

Less and excepting therefrom any portion thereof lying within the West Union Canal and the Provo Bench Canal.

19. Ratification. In the event of any inconsistency between this Amendment and the Existing Lease Agreement, the provisions of this Amendment shall control. Except as amended by this Amendment, the Existing Lease Agreement is ratified and affirmed.

IN WITNESS WHEREOF, this Amendment to the Existing Lease Agreement has been executed the day and year first hereinabove written.

“LANDLORD”

COVEY CORPORATE CAMPUS TWO, L.L.C., a Utah limited liability company

By	/s/ KEM C. GARDNER

Kem C. Gardner Manager

By	/s/ STEPHEN M.R. COVEY

Stephen M.R. Covey Manager

6

“TENANT”

FRANKLIN COVEY CO., a Utah corporation

By	/s/ VAL JOHN CHRISTENSEN

Val John Christensen Executive Vice President

“PROPERTY MANAGER”

THE BOYER COMPANY, L.C., a Utah limited liability company

By	/s/ KEM C. GARDNER

Kem C. Gardner
Its	President and Manager

7

EXHIBIT “A”

TO

AMENDMENT TO LEASE AGREEMENT

(Building No.2)

[See attached copy of Reciprocal Grant of Easements and

Amendment to Reciprocal Grant of Easements]

8

WHEN RECORDED RETURN TO:

Kenner Associates, Inc. P.O. Box 666 Sandy, Utah 84091	EXT 43262 BK 3715 PG 132 RANDALL A. COVINGTON UTAH COUNTY RECORDER 1995 JUL 6 4:53 PM FEE 30.00 ____ RECORDED FOR ROWLEY-METRO TITLE

RECIPROCAL GRANT OF EASEMENTS

FOR VALUE RECEIVED, the undersigned, KENNER ASSOCIATES, INC., a Utah Corporation (the “Developer”), and COVEY CORPORATE CAMPUS ONE, L.L.C., the (“Optionee”), and their respective successors and assigns hereby GRANT, DECLARE, ACKNOWLEDGE AND AGREE as follows:

1. OWNERSHIP OF PARCELS. The Developer is the owner of land legally described on Exhibit “A” attached hereto and incorporated herein, which Developer intends to subdivide and develop as the four separate parcels identified herein as Parcels A, B, C and D (hereinafter the “Parcels”) situated in Utah County, State of Utah, which parcels are more particularly described in Exhibit “B” attached hereto and incorporated herein, and are outlined on Exhibit “C” attached hereto and incorporated herein. Optionee has an option to acquire Parcel A of the property.

2. EASEMENT FOR INGRESS AND EGRESS. The Developer as owner of the Parcels and the Optionee with respect to its interest in Parcel A and their respective successors, assigns, tenants, customers, invitees and employees shall have non-exclusive rights-of-way and easements for ingress and egress for vehicular and pedestrian traffic over, upon and across the roads, driveways and access ways, entrances, and exits on all of said Parcels as established and modified from time to time.

3. EASEMENT FOR PARKING. The Developer, the Optionee, and any successor owners of Parcels A, B, C and D, and their respective successors, assigns, tenants, customers, invitees and employees shall have non-exclusive and common parking rights and privileges upon the designated parking areas of Parcels A, B, C and D as the same are constructed, established and modified from time to time. The owners of each Parcels shall have the right to designate a reasonable number of parking stalls on its Parcel as being for the exclusive use of its tenants, guests and visitors.

4. PARKING REQUIREMENTS. Each Parcel shall have improved and developed on such Parcel the necessary minimum number of parking spaces initially required by governmental authorities for development of such Parcel. In addition, all automobile parking spaces as established from time to time on Parcel A, B, C and D shall be deemed available for the calculation of a single parking count index total for consideration by governmental authorities in determining the necessary balance between gross building areas developed on Parcels A, B, C and D and commensurate parking space requirements.

* RE-RECORDED TO CORRECT LEGAL ON EXHIBIT “A” *	EXT 43655 BK 3716 PG 195 RANDALL A. COVINGTON UTAH COUNTY RECORDER 1995 JUL 10 7:57 AM FEE 30.00 ____ RECORDED FOR ROWLEY-METRO TITLE

EXT 43262 BK 3715 PG 133

5. EASEMENTS FOR UTILITIES. The Developer, the Optionee, and any successor owners of Parcels A, B, C and D and their respective successors and assigns shall have non-exclusive rights-of-way and easements over, under, upon and across the roads, driveways, parking strips, sidewalks, access ways and utilities easements of all of said Parcels as established by the Owner of such Parcels for the purpose of connecting to, maintaining, repairing and replacing any and all utilities, including but not limited to water lines, sewers, gas lines, telephone lines and electrical lines as reasonably necessary; providing further, however, that any use of this right shall include the responsibility and obligation to fully and completely repair and restore any and all damage or destruction resulting from said use.

6. OPEN SPACE REQUIREMENTS: To the extent that any Parcel has landscaping, open space or green belt in excess of that required by any governmental authorities or any recorded restrictive covenant or condition applicable to such Parcel, such excess landscaping, open space or green belt shall be deemed available for the calculation and consideration of compliance with total landscape, open space or green belt compliance requirements by or for all Parcels.

EXT 43655 BK 3716 PG 196

7. COVENANTS RUNNING WITH THE LAND. It is understood and agreed that the rights, easements and restrictions herein granted shall be deemed to be covenants running with the land and shall be binding upon and inure to the benefit of the owners of Parcels A, B, C and D, their respective successors and assigns.

8. PARTIAL SUBORDINATION TO PRI TRUST DEED. So long as that certain Trust Deed executed by Developer in favor of Property Reserve, Inc., (“PRI”) remains a lien of encumbrance on any portion of Parcels B, C and D, at the option of PRI or its successors in interest, this Reciprocal Grant of Easements shall be deemed subordinate to the lien of such Trust Deed as to any unreleased property encumbered by the Trust Deed, such that upon foreclosure of the Trust Deed, PRI may, upon its written, recorded election, treat the benefits and burdens of this Reciprocal Grant of Easements as being ineffective and foreclosed as to such unreleased Property foreclosed by PRI or its successor in interest.

IN WITNESS WHEREOF, this Agreement is executed this      day of July, 1995.

KENNER ASSOCIATES, INC., a Utah corporation

By	/s/ BRUCE B. KENNER

Bruce B. Kenner, President

2

COVEY CORPORATE CAMPUS ONE, L.L.C., A Utah limited liability company

By	/s/ BRUCE B. KENNER

Its	Authorized Manager

STATE OF UTAH	)
	: ss.	EXT 43653 BK 3716 PG 197
COUNTY OF SALT LAKE	)

On the 6th day of July, 1995, personally appeared before me Bruce B. Kenner, who being first duly sworn, acknowledged to me that he is the duly authorized President of Kenner Associates, Inc., a Utah corporation, and that he executed the foregoing instrument on behalf of said corporation.

[SEAL]	Illegible	/s/ Illegible

Notary Public Residing at: ____________________________

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the __th day of July, 1994, personally appeared before me Bruce B. Kenner, who being first duly sworn, acknowledged to me that he is the duly authorized Manager of Covey Corporate Campus One, L.L.C., a Utah limited liability company, and that he executed the foregoing instrument in such capacity on behalf of said limited liability company.

[SEAL]	Illegible	/s/ Illegible

Notary Public Residing at: ____________________________

3

EXHIBIT A

BOUNDARY DESCRIPTION

Beginning at a point which is South 88°12’21” West 1424.54 feet and South 1404.82 feet from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence on a 23.00 foot radius curve to the right 41.81 feet having a central angle of 104°09’08” and whose long chord bears South 40°32’53” East 36.29 feet; thence South 11°31’41” West 19.38 feet; thence South 12°06’35” West 200.21 feet; thence South 11°58’56” West 35.52 feet; thence South 12°03’06” West 52.09 feet; thence South 10°05’37” West 24.25 feet; thence South 10°19’19” West 447.83 feet; thence along the arc of a 428.00 foot radius curve to the left 121.29 feet having a central angle of 16°14’15” and whose long chord bears South 02°12’12” West 120.89 feet; thence South 05°54’56” East 184.49 feet; thence South 72°15’49” West 265.89 feet; thence South 72°27’59” West 221.15 feet; thence South 77°09’15” West 99.23 feet; thence North 89°32’36” West 329.26 feet; thence North 12°58’25” East 216.59 feet; thence North 25°30’46” West 68.49 feet; thence North 02°48’53” West 71.27 feet; thence North 08°53’32” East 85.72 feet; thence North 33°58’26” East 76.95 feet; thence North 16°55’39” East 57.10 feet; thence North 28°02’07” East 58.65 feet; thence North 86°15’41” East 48.75 feet; thence North 60°37’06” East 81.91 feet; thence North 68°30’54” East 222.86 feet; thence North 55°07’50” East 133.92 feet; thence North 24°19’59” East 58.85 feet; thence North 44°07’17” East 57.64 feet; thence North 09°19’28” East 55.55 feet; thence North 19°00’50” East 99.76 feet; thence North 15°13’54” East 177.05 feet; thence along the arc of a 50.00 foot radius curve to the left 50.20 feet and having a central angle of 57°31’22” and whose long chord bears North 75°12’37” East 48.12 feet; thence along the arc of a 40.00 foot radius curve to the right 28.57 foot having a central angle of 40°55’25” and whose long chord bears North 66°54’30” East 27.97 feet; thence North 87°22’33” East 228.01 feet to the point of beginning.

EXT 43653 BK 3716 PG 198

Contains 16.87 acres.

EXHIBIT “B”

PARCEL A

Beginning at a point which is South 2546.19 feet, and West 1534.50 feet, from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence South 72°15’49” West 265.89 feet; thence South 72°27’59” West 175.99 feet; thence Due North 475.36 feet; thence North 72°15’49” East 450.77 feet; thence South 10°79’19” West 126.40 feet; thence on a 428.00 foot radius curve to the left 121.29 feet, having a central angle of 16°74’15” and whose long chord bears South 02°12’12” West 120.89 feet; thence South 05°54’56” East 184.49 feet to the point of beginning.

Contains 4.01 acres

EXT 43653 BK 3716 PG 199

Exhibit “B”

[GRAPHIC]

COVEY LEADERSHIP CENTER	July 3, 1995 EXT 43655 BK 3716 PG 201

PARCEL C (REVISED)

Beginning at a point which is West 1859.92 feet and South 1861.93 feet from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; Southeasterly a long the arc of a 395.00 foot radius curve to the right 254.78 feet (Central Angle is 36°57’23” with a Long Chord of South 53°31’25” East 250.39 feet); thence North 72°15’49” East 169.23 feet; thence South 10°19’19” West 160.91 feet; thence South 72°15’49” West 450.77 feet; thence North 82°41’46” West 107.13 feet; thence South 87°24’14” West 314.64 feet; thence North 33°58’26” East 41.95 feet; thence North 16°55’39” East 57.10 feet; thence North 28°02’07” East 56.65 feet; thence North 66°15’41” East 48.75 feet; thence North 60°37’06” East 81.91 feet; thence North 68°30’54” East 222.86 feet; thence North 55°07’50” East 133.92 feet; thence North 24°19’59” East 39.67 feet to the point of beginning.

Contains 4.30 Acres

Data from Boundary Survey for Covey Corporate Campus prepared by CRS Consulting Engineers, Inc., (Job No. 12765) signed August 30, 1994, was used to prepare this legal description.

MEMBER OF AMERICAN SOCIETY OF CIVIL ENGINEERS / MEMBER OF UTAH COUNCIL OF LAND SURVEYORS

MEMBER OF AMERICAN CONSULTING ENGINEERS COUNCIL

Exhibit “B”

[GRAPHIC]

COVEY LEADERSHIP CENTER	July 3, 1995 EXT 43653 BK 3716 PG 202

PARCEL D (REVISED)

Beginning at a point which is West 1859.92 feet and South 1861.93 feet from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence North 24°19’59” East 19.19 feet; thence North 44°07’17” East 57.64 feet; thence North 09°19’28” East 55.55 feet; thence North 19°00’50” East 99.76 feet; thence North 15°13’54” East 177.05 feet; thence on a 50.00 foot radius curve to the left 50.20 feet having a central angle of 37°31’22” and whose Long Chord bears North 75°12’49” East 48.12 feet; thence on a 40.00 foot radius curve to the right 20.57 feet; having a central angle of 40°55’25” and whose long chord bears North 66°54’50” East 27.97 feet; thence North 87°22’33” East 228.01 feet; thence on a 23.00 foot radius curve to the right 41.81 feet; having a central angle of 104°09’08” and whose long chord bears South 40°32’53” East 36.29 feet; thence South 11°31’41” West 19.38 feet; thence South 12°06’35” West 200.21 feet; thence South 11°58’56” West 35.52 feet; thence South 12°03’06” West 52.09 feet; thence South 10°05’37” West 24.25 feet; thence South 10°19’19” West 160.52 feet; thence South 72°15’49” West 169.24 feet; thence Northwesterly along the arc of a 395.00 foot radius curve to the left 254.78 feet (central angle is 36°57’23” with a Long Chord of North 53°31’25” West 250.39 feet) to this point of beginning.

Contains 3.86 Acres

Data from Boundary Survey for Covey Corporate Campus prepared by CRS Consulting Engineers, Inc., (Job No. 12765) signed August 30, 1994, was used to prepare this legal description.

MEMBER OF AMERICAN SOCIETY OF CIVIL ENGINEERS / MEMBER OF UTAH COUNCIL OF LAND SURVEYORS

MEMBER OF AMERICAN CONSULTING ENGINEERS COUNCIL

EXHIBIT “C”

EXT 43655 BK 3716 PG 203

[GRAPHIC]

WHEN RECORDED RETURN TO:

David E. Gee, Esq.

PARR, WADDOUPS, BROWN, GEE & LOVELESS

185 South State Street, Suite 1300

Salt Lake City, Utah 84111-1536

AMENDMENT

TO

RECIPROCAL GRANT OF EASEMENTS

THIS AMENDMENT TO RECIPROCAL GRANT OF EASEMENTS (the “Amendment”) is executed as of the                      day of December, 1997, by the undersigned.

WHEREAS a Reciprocal Grant of Easements (the “Declaration”) was executed as of July 6, 1995 by Kenner Associates, Inc., a Utah corporation, as Developer, and Covey Corporate Campus One, L.L.C., a Utah limited liability company as Optionee, and recorded on July 6, 1995, in the office of the Utah County Recorder as Entry No. 43262 in Book 3715, Page 132; and

WHEREAS the Declaration was re-recorded on July 10, 1995, in the office of the Utah County Recorder as Entry No. 43655 in Book 3716, Page 195 to correct the legal description on Exhibit “A” to the Declaration; and

WHEREAS the undersigned desire to amend the Declaration so as to modify certain rights and obligations upon the owners of Parcels (as defined in the Declaration and shown on the attached Exhibit A).

NOW THEREFORE, FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agree as follows:

A. Paragraph 3 of the Declaration shall be amended and restated in its entirety as follows:

3. PARKING. The Developer, the Optionee, and any successor owners of Parcels C and D, and their respective successors, assigns, tenants, customers, invitees and employees shall have non-exclusive and common parking rights and privileges upon the designated parking areas of Parcels C and D as the same are constructed, established and modified from time to time.

B. Paragraph 4 of the Declaration shall be amended and restated in its entirely as follows:

4. PARKING REQUIREMENTS. Each Parcel shall have improved and developed on such Parcel the necessary minimum number of parking spaces initially required by governmental authorities for development of such Parcel. In addition, all automobile parking spaces as established from time to time on Parcel C and D shall be deemed available for the calculation of a single parking count index total for consideration by governmental authorities in determining the necessary balance between gross building areas developed on Parcels C and D and commensurate parking space requirements.

C. Effective Date. The parties agree that Sections A and B of this Amendment shall become effective upon the occurrence of any of the following:

1. The reconveyance or release by or at the request of Property Reserve, Inc. of that certain Deed of Trust, dated July 6, 1995, between Kenner Associates, Inc., as Trustor, Metro National Title, as Trustee, and Property Reserve, Inc., as Beneficiary (the “Deed of Trust”), or the purchase or acquisition of the Deed of Trust by Kenner Associates, Inc. and/or any other person or entity affiliated with, or controlled by or which controls Kenner Associates, Inc.

2. Any sale or other transfer of Parcels C and D by Kenner Associates, Inc. pursuant to which the Deed of Trust is reconveyed or otherwise released in full; provided, that this Section C shall not apply to any transfer of Parcels C and D pursuant to a judicial foreclosure of the Deed of Trust or a trustee’s sale pursuant to Section 57-1-27 of the Utah Code, in which case Sections A and B of this Amendment shall not be effective unless Property Reserve, Inc., or the purchaser at any such foreclosure or trustees sale consents to this Amendment.

D. Designation of Exclusive Parking Spaces for Parcels A & B. Effective immediately, the owner of Parcel A hereby designates 198 parking spaces located on Parcel A for the exclusive use of the owner of Parcel A and its successors, assigns, tenants, customers, invitees, visitors and employees. Effective immediately, the owner of Parcel B hereby designates 260 parking spaces located on Parcel B for the exclusive use of the owner of Parcel B and its successors, assigns, tenants, customers, invitees, visitors and employees. The parties hereto acknowledge that the foregoing exclusive parking designations are reasonable given the exclusive parking requirements of those certain Lease Agreements, as amended, between the owner of Parcels A and B, or its predecessor in interest, and Franklin Covey Co., or its predecessor in interest. The Lease Agreement with respect to Parcel A is dated January 1, 1996 and amended on May 24, 1996 and March 21, 1997. The Lease Agreement with respect to Parcel B is dated October 29, 1996 and amended March 21, 1997.

E. Ratification. Except as specifically modified herein, the parties hereby ratify and reaffirm the terms and conditions set forth in the Declaration. To the extent that any term or condition of this Amendment is inconsistent with the terms or conditions of the Declaration, the terms of this Amendment shall control.

F. Counterpart Signatures. Multiple originals of this Amendment may be produced, the parties hereto agreeing to accept counterpart signatures to this Amendment all of which, when taken together, shall be considered signatures on one and the same original document.

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THE UNDERSIGNED have executed this Amendment to Declaration on the respective dates set forth below, to be effective as of the date set forth in Section C above.

PARCEL A and B OWNER:

COVEY CORPORATE CAMPUS ONE, L.L.C. a Utah limited liability company

By:

Title:

Date:

PARCEL C and D OWNER:

KENNER ASSOCIATES, INC. a Utah Corporation

By:

Title:

Date:

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STATE OF UTAH	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this          day of                     , 1997, by                      as                      of COVEY CORPORATE CAMPUS ONE, L.L.C.

(Seal)	NOTARY PUBLIC

My Commission Expires:	Residing at:

____________________

STATE OF UTAH	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this          day of                     , 1997, by                      as                      of KENNER ASSOCIATES, INC.

(Seal)	NOTARY PUBLIC

My Commission Expires:	Residing at:

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Exhibit A

to

Amendment

to

Reciprocal Grant of Easements

Parcel A

Beginning at a point which is South 2546.19 feet, and West 1534.50 feet, from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence South 72°15’49” West 265.89 feet; thence South 72°27’59” West 175.99 feet; thence Due North 425.36 feet; thence North 72°15’49” East 450.77 feet; thence South 10°19’19” West 126.40 feet; thence on a 428.00 foot radius curve to the left 121.29 feet, having a central angle of 16°14’15” and whose long chord bears South 02°12’12” West 120.89 feet; thence South 05°54’56” East 184.49 feet to the point of beginning.

Parcel B (Revised)

Beginning at a point which is West 2376.20 feet and South 2255.47 feet from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence North 87°24’14” East 314.64 feet; thence South 82°41’46” East 107.19 feet; thence South 425.36 feet; thence South 72°27’59” West 45.16 feet; thence South 77°09’15” West 99.23 feet; thence North 89°32’36” West 329.26 feet; thence North 12°58’25” East 216.59 feet; thence North 25°30’46” West 68.49 feet; thence North 02°48’53” West 71.27 feet; thence North 8°53’32” East 85.72 feet; thence North 33°58’26” East 35.00 feet to the point of beginning.

Parcel C (Revised)

Beginning at a point which is West 1859.92 feet and South 1861.93 feet from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; Southeasterly along the arc of a 395.00 foot radius curve to the right 254.78 feet (Central Angle is 36°57’23” with a Long Chord of South 53°31’25” East 250.39 feet); thence North 72°15’49” East 169.23 feet; thence South 10°19’19” West 160.91 feet; thence South 72°15’49” West 450.77 feet; thence North 82°41’46” West 107.19 feet; thence South 87°24’14” West 314.64 feet; thence North 33°58’26” East 41.95 feet; thence North 16°55’39” East 57.10 feet; thence North 28°02’07” East 56.65 feet; thence North 66°15’41” East 48.75 feet; thence North 60°37’06” East 81.91 feet; thence North 68°30’54” East 222.86 feet; thence North 55°07’50” East 133.92 feet; thence North 24°19’59” East 39.67 feet to the point of beginning.

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Parcel D (Revised)

Beginning at a point which is West 1859.92 feet and South 1861.93 feet from the Northeast Corner of Section 13, Township 6 South, Range 2 East, Salt Lake Base and Meridian; thence North 24°19’59” East 19.19 feet; thence North 44°07’17” East 57.64 feet; thence North 09°19’28” East 55.55 feet; thence North 19°00’50” East 99.76 feet; thence North 15°13’54” East 177.05 feet; thence on a 50.00 foot radius curve to the left 50.20 feet having a central angle of 37°31’22” and whose long chord bears North 75°12’49” East 48.12 feet; thence on a 40.00 foot radius curve to the right 28.57 feet; having a central angle of 40°55’25” and whose long chord bears North 66°54’50” East 27.97 feet; thence North 87°22’33” East 228.01 feet; thence on a 23.00 foot radius curve to the right 41.81 feet; having a central angle of 104°09’08” and whose long chord bears South 40°32’53” East 36.29 feet; thence South 11°31’41” West 19.38 feet; thence South 12°06’35” West 200.21 feet; thence South 11°58’56” West 35.52 feet; thence South 12°03’06” West 52.09 feet; thence South 10°05’37” West 24.25 feet; thence South 10°19’19” West 160.52 feet; thence South 72°15’49” West 169.24 feet; thence Northwesterly along the arc of a 395.00 foot radius curve to the left 254.78 feet (central angle is 36°57’23” with a long chord of North 53°31’25” West 250.39 feet) to the point of beginning.

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